                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant /X/ Filed by a Party other than the Registrant / / Check the appropriate box:
/ /     Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Pursuant to Section 240.14a-12

                                AMPEX CORPORATION
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
/X/     No fee required.
/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        1)   Title of each class of securities to which transaction applies:
        2)   Aggregate number of securities to which transaction applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        4)   Proposed maximum aggregate value of transaction:
        5)   Total fee paid:
/ /     Fee paid previously with preliminary materials.
/ /     Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        1)   Amount Previously Paid:
        2)   Form, Schedule or Registration Statement No.:
        3)   Filing Party:
        4)   Date Filed:

                            [AMPEX CORPORATION LOGO]

                               1228 DOUGLAS AVENUE
                         REDWOOD CITY, CALIFORNIA 94063

                                                                  April 19, 2002

To Our Stockholders:

     You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Ampex Corporation, to be held at the Westin St. Francis Hotel, 335 Powell Street, San Francisco, California, on Friday, May 24, 2002 at 9:00 a.m.

     The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of 2002 Annual Meeting of Stockholders and Proxy Statement. A proxy, as well as a copy of the Company's 2001 Annual Report, is included along with the Proxy Statement. These materials are being sent to stockholders on or about April 19, 2002.

     It is important that your shares be represented at the Annual Meeting, whether or not you plan to attend. Accordingly, please take a moment now to complete, sign, date and mail the enclosed proxy.

     We look forward to seeing you at the meeting.

                                               Sincerely,

                                               /s/ Edward J. Bramson
                                               Edward J. Bramson
                                               CHAIRMAN

                            [AMPEX CORPORATION LOGO]

                               1228 Douglas Avenue
                         Redwood City, California 94063

                  NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders of Ampex Corporation (the "Company") will be held at the Westin St. Francis Hotel, 335 Powell Street, San Francisco, California, on Friday, May 24, 2002 at 9:00 a.m. for the following purposes:

     1. To elect one Class II director to serve until the 2005 Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation, removal for cause or death. The Board of Directors has nominated Douglas T. McClure, Jr. for election as the Class II director.

     2. To vote on a proposal to amend the Company's 1992 Stock Incentive Plan (the "Plan") to extend the Plan until the earlier of May 23, 2012 or the date on which all shares available for issuance under the Plan have been issued.

     3. To vote on a proposal to ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the Company for the current fiscal year.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on March 29, 2002 are entitled to notice of and to vote at the meeting and any adjournment thereof.

                                       By Order of the Board of Directors

                                       /s/ Edward J. Bramson
                                       Edward J. Bramson
                                       CHAIRMAN

Redwood City, California
April 19, 2002

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                AMPEX CORPORATION

                                 PROXY STATEMENT

                                 APRIL 19, 2002

     THE ACCOMPANYING PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMPEX CORPORATION, A DELAWARE CORPORATION ("AMPEX" OR THE "COMPANY"), FOR USE AT THE 2002 ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY TO BE HELD AT THE WESTIN ST. FRANCIS HOTEL, 335 POWELL STREET, SAN FRANCISCO, CALIFORNIA, ON FRIDAY, MAY 24, 2002 AT 9:00 A.M. (THE "2002 ANNUAL MEETING" OR THE "MEETING"). ONLY HOLDERS OF RECORD OF THE COMPANY'S CLASS A COMMON STOCK, $0.01 PAR VALUE PER SHARE (THE "CLASS A STOCK"), AT THE CLOSE OF BUSINESS ON MARCH 29, 2002 WILL BE ENTITLED TO VOTE. THIS PROXY STATEMENT AND THE ACCOMPANYING PROXY WERE FIRST MAILED TO STOCKHOLDERS ON OR ABOUT APRIL 19, 2002. AN ANNUAL REPORT CONTAINING ALL INFORMATION SPECIFIED BY RULE 14a-3 OF THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") WAS MAILED TO EACH STOCKHOLDER CONCURRENTLY WITH A COPY OF THIS PROXY STATEMENT.

                                TABLE OF CONTENTS

                                                                                  PAGE
                                                                                  ----
VOTING RIGHTS........................................................................2

SOLICITATION AND REVOCABILITY OF PROXIES.............................................2

COMPANY BACKGROUND...................................................................2

PROPOSAL NO. 1.......................................................................4
     ELECTION OF CLASS II DIRECTOR...................................................4

PROPOSAL NO. 2.......................................................................8
     AMENDMENT OF 1992 STOCK INCENTIVE PLAN..........................................8

PROPOSAL NO. 3......................................................................13
     RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS....................13

REPORT OF THE AUDIT COMMITTEE...................................................... 14

SECURITY OWNERSHIP OF CERTAIN
     BENEFICIAL OWNERS AND MANAGEMENT...............................................15

COMPENSATION OF EXECUTIVE OFFICERS..................................................19

REPORT OF THE COMPENSATION COMMITTEE
     ON EXECUTIVE COMPENSATION......................................................24

COMPANY PERFORMANCE GRAPH...........................................................27

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS......................................28

STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING.......................................28

OTHER BUSINESS......................................................................29

ANNUAL REPORT ON FORM 10-K..........................................................29

ANNEX A  ...........................................................................30
     AMPEX CORPORATION 1992 STOCK INCENTIVE PLAN....................................30

ENCLOSURE:                 AMPEX CORPORATION 2001 ANNUAL REPORT

                                  VOTING RIGHTS

     Only holders of record of the Company's Class A Common Stock, par value $0.01 per share (the "Class A Stock"), at the close of business on March 29, 2002 (the "Record Date") are entitled to notice of, and to vote at, the 2002 Annual Meeting. At the close of business on the Record Date, the Company had 61,651,296 shares of Class A Stock outstanding and entitled to vote. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Class A Stock entitled to vote at the Meeting (30,825,649 shares) will constitute a quorum for the transaction of business. On all matters to be voted upon at the Meeting and any adjournment or postponement thereof, each holder of Class A Stock will be entitled to one vote for each share held as of the Record Date. Directors will be elected by a plurality of the votes cast in the election of directors. Shares of Class A Stock may not be voted cumulatively for the election of directors. Approval of Proposal No. 2 and Proposal No. 3 will require the affirmative vote of the holders of a majority of the shares of Class A Stock present, in person or by proxy, and entitled to vote at the Meeting.

     If the enclosed proxy is properly signed and returned, the shares represented thereby will be voted. If the stockholder specifies in the proxy how the shares are to be voted, they will be voted as specified. If the stockholder does not specify how the shares are to be voted, they will be voted for the Company's nominees for election to the Board of Directors, and in favor of each of the other items set forth in the accompanying Notice of Meeting. The Company's transfer agent will tabulate all votes cast. Abstentions will be counted as present in determining whether a quorum exists, but will have the same effect as a vote against a proposal (other than with respect to the proposal relating to the election of directors). Shares held by nominees that are present but not voted on a proposal because the nominees were not instructed by the beneficial owner and did not have discretionary voting power ("broker non-votes") will be counted as present in determining whether a quorum exists, but will be disregarded in determining whether a proposal has been approved.

                    SOLICITATION AND REVOCABILITY OF PROXIES

     Proxies in the enclosed form are being solicited by the Company, and the expenses of soliciting such proxies will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, telegraph, facsimile or in person. The Company does not currently expect that it will retain a proxy solicitation firm. Following the original mailing of the proxies and other soliciting materials, the Company will request brokers, custodians, nominees and other record holders of the Company's Class A Stock to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Class A Stock and to request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

     Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the 2002 Annual Meeting, or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by: (i) a notice in writing delivered to the Company stating that the proxy is revoked; (ii) a subsequent proxy executed by the person executing the prior proxy and presented at the Meeting; or (iii) attendance at the Meeting and voting in person. Any shareholder whose shares are held of record by a bank, broker or other nominee ("street name") and who wishes to vote at the meeting must obtain from the record holder a proxy issued in the shareholder's name.

                               COMPANY BACKGROUND

     Ampex is a leading innovator of visual information technology. During its 57-year history, Ampex has developed substantial proprietary technology relating to the electronic storage, processing and retrieval of data, particularly images. Ampex currently holds approximately 750 patents and patent applications covering digital image-processing, data compression and recording technologies.

     The Company, through its wholly-owned subsidiary, Ampex Data Systems Corporation ("Data Systems"), incorporates this technology in the design and manufacture of very high performance tape-based storage products, principally for digital recording, archiving and rapid restore/backup applications. The Company also leverages its investment in research and development through its Corporate Licensing division that licenses Ampex's patents to manufacturers of consumer electronics products.

     Ampex previously announced its intention to sell Data Systems, and in prior years the Company's consolidated financial statements had included this subsidiary's operations as a discontinued business. Ampex did not receive offers to purchase Data Systems that, in the opinion of the Company's Board of Directors, were adequate. Accordingly, the Company has suspended all efforts to sell Data Systems and has restated its financial statements to report Data Systems as a component of continuing operations.

     In the second quarter of 2001, the Company determined that the Internet video operations of its wholly-owned subsidiary, iNEXTV, were unlikely to generate sufficient advertising revenues to achieve profitability within an acceptable time frame. Accordingly, as of June 30, 2001, the Company closed iNEXTV's operations in New York City and terminated development of Internet video technology in Redwood City, California. The Company discontinued funding its subsidiary, AENTV in Los Angeles, which is now partially-owned by the Company, and another partially-owned affiliate, TV1.de in Munich, Germany. The Company's Internet operations have been classified as discontinued operations for all periods presented.

     References to "Ampex" or the "Company" include subsidiaries and predecessors of Ampex Corporation, unless the context indicates otherwise.

                                 PROPOSAL NO. 1

                          ELECTION OF CLASS II DIRECTOR

BACKGROUND

     The number of directors comprising the Company's full Board of Directors is five, divided into three classes, designated Class I, Class II and Class III. The Class I directors (Edward J. Bramson and William A. Stoltzfus, Jr.) were elected at the 2001 Annual Meeting for three-year terms that will expire at the 2004 Annual Meeting of Stockholders. The Class II director to be elected at the 2002 Annual Meeting (Douglas T. McClure, Jr.) will serve for a three-year term that will expire at the 2005 Annual Meeting of Stockholders. The Class III directors (Craig L. McKibben and Peter Slusser) were elected at the 2000 Annual Meeting of Stockholders for three-year terms that will expire at the 2003 Annual Meeting. A director may not be removed from office before the expiration of his elected term except for cause, and only with the approval of the holders of at least 80% of the Company's voting stock.

     The Company's current Class II director, Mr. McClure, has been nominated by the Board for reelection as the Class II director. Following the 2002 Annual Meeting, the Company will have two Class I directors, one Class II director and two Class III directors constituting the full Board.

ELECTION OF CLASS II DIRECTOR

     At the 2002 Annual Meeting, stockholders will elect one Class II director who will hold office until the 2005 Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation, removal for cause or death. The Class II director will be elected by a plurality vote of the holders of Class A Stock represented and voting at the Meeting. Shares represented by the accompanying proxy will be voted for the election of the nominees recommended by the Company's management, unless the proxy is marked in such a manner as to withhold authority to so vote. If a nominee for any reason is unable to serve or for good cause will not serve, the Board may designate a substitute nominee, in which case the persons named as proxies will vote for the substitute nominee designated by the Board. The Company is not aware that its nominee will be unable to, or for good cause will not, serve as a director.

DIRECTORS/NOMINEES

     Certain information concerning the Company's incumbent directors, as well as the nominee for election as the Class II director, is set forth below.

                                                                                                            DIRECTOR
           NAME OF DIRECTOR                  AGE                     PRINCIPAL OCCUPATION                     SINCE
           ----------------                  ---                     --------------------                   --------
          CLASS I DIRECTORS:

Edward J. Bramson(1)(3)                      51        Director, Chairman of the Board and Chief              1992
                                                       Executive Officer of the Company

William A. Stoltzfus, Jr.(2)(3)(4)           77        Retired Vice President, Chemical Bank                  1992

      CLASS II DIRECTOR/NOMINEE:

Douglas T. McClure, Jr.(2)(3)(4)             49        Managing Director, The Private Merchant                1995
                                                       Banking Company

         CLASS III DIRECTORS:
Craig L. McKibben(1)                         51        Director, Vice President, Chief Financial              1992
                                                       Officer and Treasurer of the Company

Peter Slusser(2)(3)(4)                       72        President and Chief Executive Officer,                 1992
                                                       Slusser Associates, Inc.

----------
(1)  Member of Executive Committee.
(2)  Member of Audit Committee.
(3)  Member of Compensation Committee.
(4)  Member of Stock Incentive Plan Committee.

CLASS I DIRECTORS

     Edward J. Bramson is Chairman of the Board and Chief Executive Officer of the Company. He has been an officer and director of the Company since 1987, and since January 1991 has been Chief Executive Officer of the Company. Mr. Bramson also serves as Chairman and Chief Executive Officer of Sherborne Holdings Incorporated, Sherborne & Company Incorporated, First Jeffson Corporation (formerly known as Sherborne Investments Corporation) and Second Jeffson Corporation (formerly known as Sherborne Capital Incorporated), and is a limited partner of Newhill Partners, L.P. These entities, which are private investment holding companies, may be deemed to be affiliates of the Company. Mr. Bramson is also a director of Hillside Capital Incorporated, a private industrial holding company with which he has been associated since 1976.

     William A. Stoltzfus, Jr. has been a director of the Company since September 1992. Mr. Stoltzfus was a Vice President of Chemical Bank from 1984 through his retirement in 1992, where he was responsible for marketing the bank's products in the Middle East. From 1972 to 1976, Mr. Stoltzfus was the U.S. Ambassador to Kuwait.

CLASS II DIRECTOR/NOMINEE

     Douglas T. McClure, Jr., the Class II director, has been a director of the Company since February 1995. Mr. McClure is a Managing Director of The Private Merchant Banking Company, a position he has held since February 1996. From 1992 to 1994, he was a Managing Director of New Street Capital Corporation, a merchant banking firm, and from 1987 to 1992, he was a Managing Director of Drexel Burnham Lambert Incorporated.

CLASS III DIRECTORS

     Craig L. McKibben is Vice President, Chief Financial Officer and Treasurer of the Company. Mr. McKibben has been an officer and a director of the Company since 1989. He also serves in the following capacities with other Company subsidiaries: director, Vice President and Treasurer of Ampex Holdings Corporation; Vice President and Treasurer of Ampex Data Systems Corporation; and director and Vice President of Ampex Finance Corporation. Mr. McKibben is also Vice President and a director of Sherborne Holdings Incorporated and Sherborne & Company Incorporated, and Vice President of Second Jeffson Corporation. From 1983 to 1989, he was a partner at the firm of Coopers & Lybrand L.L.P., a predecessor of PricewaterhouseCoopers LLP, independent public accountants.

     Peter Slusser has been a director of the Company since March 1992. Since July 1988, Mr. Slusser has been the President and Chief Executive Officer of Slusser Associates, Inc., a private investment banking company, and the President and Chief Executive Officer of GBH Investments, Inc., a private investment company. From December 1975 to March 1988, he was Managing Director and Head of Mergers and Acquisitions for PaineWebber Incorporated. Mr. Slusser is currently a director of Tyco International Ltd., a global manufacturer, installer and distributor of a wide range of products and systems, and of Sparton Corporation, an undersea defense products and electronics contract manufacturer. He is also a director of Sherborne Holdings Incorporated.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DOUGLAS T. MCCLURE, JR. AS CLASS II DIRECTOR.

BOARD AND COMMITTEE MEETINGS

     During the year ended December 31, 2001, the Board of Directors met ten times. Each director who served on the Board during fiscal 2001 attended at least 75% of all Board meetings and meetings of Board committees on which he served, during the periods in fiscal 2001 that he served.

     Standing committees of the Board include an Executive Committee, an Audit Committee, a Compensation Committee, a Stock Incentive Plan Committee and a Stock Bonus Plan Committee. The Board does not have a nominating committee or a committee performing a similar function.

     Messrs. Bramson and McKibben are currently members of the Executive Committee. The Executive Committee generally is authorized to exercise all power and authority of the Board to the extent permitted by Delaware law, except for amending the Company's Certificate of Incorporation or Bylaws, issuing stock or taking certain actions relating to a corporate merger, consolidation or dissolution. The Executive Committee did not meet during fiscal 2001.

     Messrs. McClure, Slusser and Stoltzfus are currently the members of the Audit Committee. The functions of the Audit Committee are described below under the heading "Report of the Audit Committee." The Audit Committee met six times during fiscal 2001.

     Messrs. Bramson, McClure, Slusser and Stoltzfus are currently the members of the Compensation Committee. The Compensation Committee determines salaries and other compensation for the Company's executive officers (except for compensation under the 1992 Stock Incentive Plan and the 2000 Stock Bonus Plan, which is determined by the Stock Incentive Plan Committee and the Stock Bonus Plan Committee, respectively), with Mr. Bramson abstaining from decisions with respect to his own compensation. The Compensation Committee met once during fiscal 2001.

     Messrs. McClure, Slusser and Stoltzfus are currently the members of the Stock Incentive Plan Committee. The function of the Stock Incentive Plan Committee is to administer the Company's 1992 Stock Incentive Plan and any successor or additional stock incentive plans. The Stock Incentive Plan Committee met four times during fiscal 2001.

     Messrs. McClure, Slusser and Stoltzfus are currently the members of the Stock Bonus Plan Committee. The Stock Bonus Plan Committee administers and has the power to interpret the Company's 2000 Stock Bonus Plan. Upon recommendation of the Company's management, the Stock Bonus Plan Committee has the power to determine the individuals eligible to receive awards under the 2000 Stock Bonus Plan, and the terms of those awards, subject to the limits set forth in the 2000 Stock Bonus Plan. The Stock Bonus Plan Committee did not meet during fiscal 2001.

DIRECTORS' COMPENSATION

     Directors who are officers of the Company receive no additional compensation for serving on the Board of Directors or any Board committee. For 2001, the Company paid a quarterly retainer to non-employee directors of $5,000 each for service on the Board and Board committees. The Company also granted to each non-employee director a nonqualified option to acquire 5,000 shares of Class A Stock, at an exercise price of $0.33 per share. Such options will become vested in full on the date of the 2002 Annual Meeting, and will expire 15 months thereafter.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     During fiscal 2001, Messrs. Bramson, McClure, Slusser and Stoltzfus served as members of the Compensation Committee of the Company's Board of Directors. Mr. Bramson, the Company's Chairman and Chief Executive Officer, does not participate in decisions of the Compensation Committee with respect to his own compensation. During fiscal 2001, Mr. McKibben was an executive officer of the Company and a director of Sherborne Holdings Incorporated ("SHI") and Sherborne & Company Incorporated ("SCI"), each of which, during 2001, had an executive officer (Mr. Bramson) who served as a director of the Company and on its Compensation Committee. In addition, during fiscal 2001, Mr. Bramson was an executive officer of the Company, a director of SHI, SCI, First Jeffson Corporation and Second Jeffson Corporation. During fiscal 2001, each of these entities had an executive officer (Mr. McKibben) who served as a director of the Company. See "Certain Relationships and Related Transactions."

                                 PROPOSAL NO. 2

                     AMENDMENT OF 1992 STOCK INCENTIVE PLAN

     The Company's 1992 Stock Incentive Plan, as amended through June 18, 1999 (the "Plan"), provides for the granting of stock options and stock appreciation rights with respect to the Company's Class A Stock to directors, executive officers and other key employees, as well as to certain consultants, advisors and service providers. A detailed description of the Plan is set forth below, immediately following this Proposal. The maximum number of shares of Class A Stock that may be issued upon exercise of awards granted under the Plan is 8,250,000. Of that number, as of the Record Date, 1,146,709 shares have been issued upon exercise of awards previously granted, 2,932,897 shares are issuable upon exercise of outstanding awards, and 4,170,394 shares remain available for issuance upon exercise of future awards that may be granted under the Plan. Despite the significant number of shares available for future Plan awards, the Plan is scheduled to terminate by its terms on July 15, 2002. Accordingly, on March 25, 2002, the Board approved an amendment to the Plan to extend the termination of the Plan for approximately ten years from July 15, 2002 until May 23, 2012, or such earlier date as all shares available for issuance under the Plan shall have been issued (the "Plan Amendment"), subject to approval by the stockholders of the Company at the Meeting.

     The purpose of the Plan is to provide incentives for participating employees to maximize stockholder value and to provide compensation to participants that is based on the Company's performance, as measured by the price of its Class A Stock. Through the Plan, the long-range interests of key employees are aligned with the interests of the stockholders of the Company as these employees build an ownership interest in the Company. The Company believes that the Plan has been a very important compensation vehicle and that the term of the Plan should be extended to enable the Company to continue to attract and retain highly qualified employees. In recommending the Plan Amendment, the Board considered a variety of factors, including the Company's anticipated need to continue to award stock options after July 15, 2002, and the availability for issuance under the Plan of options to purchase 4,170,394 additional shares of Class A Stock. The Plan Amendment will not require any increase in the number of shares available for future awards to be granted under the Plan. The Board believes that the Plan Amendment is in the best interests of the Company and its stockholders.

     The Company's executive officers and directors have an interest in the approval of this Proposal, because they may be eligible for future grants of awards under the extended Plan, subject to the terms and conditions of the Plan, if this Proposal is approved.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

1992 STOCK INCENTIVE PLAN

     Set forth below is a summary of the principal features of the Company's 1992 Stock Incentive Plan.

     BACKGROUND. The purpose of the Plan is to secure for the Company and its stockholders the benefits arising from the ownership of Company stock options and stock appreciation rights by directors and key employees (including officers) of the Company (and of any parent or subsidiary corporations) who are expected to contribute to the Company's future growth and success. The Plan was adopted by the Company's Board of Directors and stockholders on July 16, 1992, and currently provides that awards may be granted under the Plan until no later than July 15, 2002. At the 1995, 1996 and 1999 Annual Meetings of Stockholders, the stockholders approved amendments to the Plan to increase the number of shares authorized for issuance under the Plan from 750,000 shares to 2,250,000 shares (in 1995), to 4,250,000 shares (in 1996) and to 8,250,000 shares (in
1999). On March 25, 2002, the Board approved the Plan Amendment, which will extend the termination date of the Plan for an additional ten years, subject to stockholder approval at the 2002 Annual Meeting. See Proposal No. 2 above. The Plan is administered by the Stock Incentive Plan Committee of the Company's Board of Directors (the "Committee"). See "Board and Committee Meetings," above.

     EFFECTIVE DATE AND DURATION OF THE PLAN. The Plan became effective on July 16, 1992, the date of its approval by the Company's Board of Directors and stockholders. Awards may be granted under the Plan at any time after July 16, 1992 and before the termination date of the Plan. As currently in effect, the Plan will terminate upon the earlier of (i) July 15, 2002, which is the day before the tenth anniversary of its adoption by the Company's Board and stockholders, or (ii) the date on which all shares available for issuance under the Plan have been issued pursuant to the exercise of awards granted under the Plan. The Plan Amendment will extend the termination date set forth in clause
(i) above for ten years until May 23, 2012, which will be the day before the tenth anniversary of its adoption by the Company's Board and stockholders at the 2002 Annual Meeting.

     TYPES OF AWARDS. Under the Plan, the Company may grant awards with respect to a maximum of 8,250,000 shares of the Company's Class A Stock ("Awards"), subject to adjustment as provided in the Plan. Awards may be either options ("Options") or stock appreciation rights ("Rights"). Options may be either incentive stock options ("ISOs") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options ("NQSOs") not meeting the requirements of Section 422 of the Code. Rights may be either an alternative to or in tandem with the exercise of all or any portion of an Option granted to a Rights holder ("Tandem Rights") or independent of any Options granted ("Non-Tandem Rights"). The Company does not receive any payments from Award recipients upon the grant of Awards.

     An Option entitles the holder thereof to purchase shares of the Company's Class A Stock upon exercise of the Option and payment of the exercise price. However, upon exercise of an NQSO, the Company may elect to pay cash to the holder for part or all of the shares covered by the Option, rather than issuing shares of Class A Stock. The amount of any cash payment would be equal to the difference between the exercise price for such shares and the fair market value of such shares on the date of exercise. A Right entitles the holder thereof to receive, upon exercise of the Right, cash in an amount equal to the difference between the fair market value on the date of grant of the shares covered by the Right and the fair market value of such shares on the date of exercise. However, the Company may elect to issue to the holder, upon exercise of the Right, shares of Class A Stock in lieu of part or all of the cash payment.

     ELIGIBILITY. Awards may be granted to officers, employees, directors, consultants, advisors and other service providers of the Company or of any "parent" or "subsidiary" of the Company (as defined in the Plan). However, only employees may receive ISOs, and consultants, advisors and service providers who receive awards must have provided bona fide services to the Company, other than in connection with the offer and sale of securities in a capital raising transaction. As of the Record Date, 153 employees (including two employees who are also directors) and three non-employee directors were eligible to receive Awards.

     TERMS OF AWARDS. Subject to the terms of the Plan, the Committee determines who will receive each Award, the number of shares subject to each Award, the grant date, the exercise price, the expiration date, the vesting and other terms and conditions of the Award. For ISOs, the exercise price must be at least equal to 100% of the fair market value per share of the Company's Class A Stock on the date the ISO is granted (110% for an ISO granted to a person owning ten percent or more of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company (a "Ten Percent Stockholder")). For NQSOs, the exercise price must be at least equal to 85% of such market fair value. On February 28, 2002, the fair market value of the Company's Class A Stock was $0.14 per share. Awards granted under the Plan must be exercised within ten years of the grant date, except that an ISO granted to a Ten Percent Stockholder must be exercised within five years of the grant date. Unless otherwise specified by the Committee for a particular Award, Awards vest over four years at the rate of 25% each year after the date of grant, provided that the Award recipient is continuously employed by the Company during that time. Each Award is evidenced by a Stock Option Agreement (for Options) or a Rights Agreement (for Rights) issued by the Company. At the 1995 Annual Meeting of Stockholders, the stockholders approved an amendment of the Plan that limits awards under the Plan to any participant during a fiscal year to 1,663,645 shares (representing 5% of the shares of Common Stock that were outstanding as of the date the amendment was approved).

     To exercise an Award, the holder must deliver to the Company a written notice of exercise along with full payment required for exercise (if applicable). For shares purchased upon exercise of an Option, payment may be made in any manner specified by the Committee.

     If an Award holder's employment or other association with the Company is terminated for any reason, any outstanding Award, to the extent that it was exercisable on the date of such termination, may be exercised by the holder within three months after such termination (or such shorter time as may be specified in the Award agreement), but in no event later than the expiration of the Award. If an Award holder's association with the Company is terminated because of the Holder's death or disability, an Award may be exercised within twelve months after such termination (or such shorter time as may be specified in the Award Agreement), but in no event later than the expiration of the Award.

     AMENDMENT OF THE PLAN. The Committee may amend the Plan at any time and in any respect, except that the Committee cannot amend the Plan to increase the number of shares available for ISO grants under the Plan or to change the designation or class of employees eligible to receive ISOs, without the approval of the stockholders of the Company.

     OUTSTANDING AWARDS. As of the Record Date, there were Options outstanding with respect to 2,932,897 shares. There were no outstanding Rights. No associates of any directors, executive officers or nominees for director have received any Awards. No person other than those indicated in the table below have received five percent or more of the Awards available for grant under the Plan. Awards that will be granted in the future to the individuals and groups indicated in the table below cannot be determined at this time, since all such decisions are within the discretion of the Committee. However, as indicated above, the Committee may not grant Awards to any participant (including any executive officers) during any fiscal year with respect to more than 1,663,645 shares.

     Options granted during fiscal 2001 under the Plan were allocated among holders as set forth in the table below. Because the Committee has full discretion with respect to the allocation of Awards among the individuals and groups identified in the table, such allocations could be changed by the Committee at any time with respect to future grants of Awards, without amendment of the Plan and without approval by the Board or the stockholders of the Company.

                                  PLAN BENEFITS
                            1992 STOCK INCENTIVE PLAN

                               2001 OPTION GRANTS

                  NAME AND POSITION                          DOLLAR VALUE ($)(1)           NUMBER OF SHARES
Edward J. Bramson, Chairman
  and Chief Executive Officer                                         $0                           850,000

Robert Atchison, Vice President                                       $0                            75,000

K. Michael Cooper, Vice President                                     $0                                 0

Craig L. McKibben, Vice President,
  Chief Financial Officer and Treasurer                               $0                           150,000

Joel D. Talcott, Vice President
  and Secretary                                                       $0                           150,000

All current executive officers as a group                             $0                         1,225,000

All current non-executive officer directors as a group                $0                            15,000

All non-executive officer employees as a group                        $0                         1,045,000

----------
(1) Dollar value is considered $0 for all options granted because the exercise price was greater than or equal to the fair market value of the Company's Class A Stock on the date of grant.

FEDERAL INCOME TAX INFORMATION

     The following is a brief summary of the Federal income tax treatment of the Plan, based on Federal income tax laws in effect on the date of this Proxy Statement. This summary is not exhaustive and does not describe state or local tax consequences.

     TAX TREATMENT OF ISOs. Options designated as ISOs under the Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. All Options that are not designated as ISOs are intended to be NQSOs. An Option holder will recognize no income upon the grant of an ISO and incur no tax on its exercise (unless the holder is subject to the alternative minimum tax described below). If the Option holder holds the stock acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the ISO Shares are transferred to the holder and for more than two years after the date the ISO was granted, the holder generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the shares. If the holder disposes of ISO Shares by sale or exchange prior to the expiration of either required holding period (a "disqualifying disposition"), then gain realized upon such disposition, up to the difference between the fair market value of the shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the ISO exercise price, will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the length of time the ISO Shares were held.

     ALTERNATIVE MINIMUM TAX. The difference between the fair market value of stock purchased on exercise of an ISO (measured as of the date of exercise) and the amount paid for that stock upon exercise of the ISO is an adjustment to income for purposes of the alternative minimum tax. Currently, the alternative minimum tax (which is imposed only to the extent it exceeds the taxpayer's regular tax) is generally 26% of an individual taxpayer's alternative minimum taxable income (28% to the extent the alternative minimum taxable income exceeds $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount ($45,000 in the case of a joint return, subject to reduction under certain circumstances). An alternative minimum tax adjustment applies unless a disqualifying disposition of the ISO Shares occurs in the same calendar year as the exercise of the ISO. In addition, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares upon exercise.

     TAX TREATMENT OF NQSOs. An Option holder will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO, the holder will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price of the NQSO. If the holder receives cash upon exercise in lieu of some or all of the shares subject to the NQSO, the amount of cash (net of any exercise price paid) will be included in income as compensation. In either case, the included amount will be treated as ordinary income by the holder and will be subject to income tax withholding by the Company (either by payment in cash by the Option holder or withholding from the holder's salary). Upon resale of the shares by the holder, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

     TAX TREATMENT OF RIGHTS. Rights will generally be subject to the tax consequences discussed above for NQSOs. Thus, the grant of Rights will be treated like the grant of an NQSO; any shares of stock received upon exercise of Rights will be treated like shares received on exercise of an NQSO; and any cash payment received upon exercise of Rights will be treated like a cash payment received on exercise of an NQSO.

     CAPITAL GAINS TAX RATE. Long-term capital gain generally is taxed at a maximum rate of 20%, rather than the 39.1% maximum tax rate applicable to ordinary income. For this purpose, in order to receive long-term capital gain treatment, stock must be held for more than one year. (Different holding periods may apply to dispositions in tax years beginning before 1998.) Capital gains may be offset for capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

     TAX TREATMENT OF THE COMPANY. Subject to the limits imposed by Section 162(m) of the Code, the Company will be entitled to a deduction in connection with the exercise of an NQSO or Right by a domestic Option holder to the extent that the holder recognizes ordinary income, provided that the Company complies with IRS reporting requirements relating to the income. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the holder recognizes ordinary income on a disqualifying disposition of the ISO Shares, provided that the Company complies with IRS reporting requirements relating to the income. Under Section 162(m), the Company's ability to take a deduction with respect to exercises of options or Rights by certain executive officers may be limited to the extent such exercise results in annual compensation in excess of $1,000,000.

ERISA

     The Company believes that the Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under Section 401(a) of the Code.

                                 PROPOSAL NO. 3

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has selected PricewaterhouseCoopers LLP ("PWC") as its principal independent accountants to perform the audit of the Company's financial statements for fiscal 2002, and the stockholders are being asked to ratify this selection. PWC and its predecessors have audited the financial statements of the Company and its predecessors since 1987.

     Representatives of PWC are expected to be present at the Meeting, will be given an opportunity to make a statement at the Meeting if they desire to do so, and are expected to be available to respond to appropriate questions. The affirmative vote of the holders of a majority of the Company's outstanding shares of Class A Stock represented and voting at the Meeting is required for approval of this Proposal.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

AUDIT FEES

     PWC billed the Company an aggregate of $240,925 in fees for professional services rendered for the audit of the Company's annual financial statements for its fiscal year ended December 31, 2001 and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for fiscal 2001. These audit fees included PWC's audits of the Company's subsidiaries.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by PWC for professional services rendered to the Company or any of its subsidiaries or affiliates in connection with the design and implementation of financial information systems for fiscal 2001.

ALL OTHER FEES

     PWC billed the Company an aggregate of $20,200 in fees for all services rendered to the Company, other than the services described above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees." These services were primarily related to audits of the Ampex UK Pension Plan, assistance with the Company's SEC filings and tax preparation fees for the Company's foreign subsidiary, Ampex Great Britain Limited.

     The Audit Committee has determined that the services described above are compatible with maintaining PWC's independence from the Company. None of the hours spent on PWC's engagement to audit the Company's financial statements for fiscal 2001 were attributed to work performed by persons other than PWC's full-time, permanent employees.

                          REPORT OF THE AUDIT COMMITTEE

NOTE: THE INFORMATION CONTAINED IN THIS REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL, OR TO BE FILED WITH THE SEC, OR TO BE INCORPORATED BY REFERENCE INTO ANY FILING BY THE COMPANY WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 (EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE IN SUCH FILING), NOTWITHSTANDING ANY INCORPORATION BY REFERENCE OF ANY OTHER PORTIONS OF THIS PROXY STATEMENT.

     The Audit Committee of the Board of Directors acts under a charter adopted by the Board on June 9, 2000. The Audit Committee is composed of three independent directors, as defined in its charter and under the American Stock Exchange listing standards. Craig L. McKibben serves as the Secretary of the Audit Committee, but is not a member.

     The Audit Committee assists the Board of Directors in fulfilling its responsibilities for oversight of the Company's financial reporting process. Management has primary responsibility for the Company's financial statements and the reporting process, including its system of internal controls. As set forth in its charter, the Audit Committee reviews:

     -    the Company's financial reports and other information;

     - the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics established by management and the Board; and

     - the Company's auditing, accounting and financial reporting processes generally.

     Consistent with these responsibilities, the Audit Committee's goal is to provide an open avenue of communication among the Company's independent accountants, management and the Board. Among other things, the Audit Committee is authorized to recommend the Company's independent accountants and the scope of their audit.

     In this context, the Committee has reviewed and discussed the Company's audited financial statements for its fiscal year 2001 (the "2001 Financial Statements") with management and with PricewaterhouseCoopers LLP, the Company's independent auditors ("PWC"). Management represented to the Committee that the 2001 Financial Statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with PWC the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     In addition, the Audit Committee has received from PWC the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with PWC its independence from the Company and its management, including a review of audit and non-audit fees for services performed for the Company.

     Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the 2001 Financial Statements be included in its Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have recommended, subject to shareholder approval, the selection of PWC as the Company's independent auditors for fiscal 2002.

                                 AUDIT COMMITTEE
                             Peter Slusser, Chairman
                             Douglas T. McClure, Jr.
                            William A. Stoltzfus, Jr.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

GENERAL

     As of the date of this Proxy Statement, the Company's authorized capital stock consists of Class A Stock, Class C Common Stock, par value $0.01 per share (the "Class C Stock"), and Preferred Stock, par value $1.00 per share (the "Preferred Stock"). The Class A Stock and Class C Stock are sometimes collectively called the "Common Stock." On the Record Date, there were 61,651,296 shares of Class A Stock outstanding and no shares of Class C Stock outstanding. The holders of Class A Stock are entitled to elect all members of the Board. The holders of Class C Stock are not entitled to any voting rights, except as required by law. Shares of Class C Stock are convertible into Class A Stock under certain circumstances.

     The Company's authorized Preferred Stock includes three series, designated as the 8% Noncumulative Preferred Stock (the "Noncumulative Preferred Stock"); the 8% Noncumulative Convertible Preferred Stock (the "Convertible Preferred Stock"); and the 8% Noncumulative Redeemable Preferred Stock (the "Redeemable Preferred Stock"). As of the close of business on the Record Date, there were no shares of Noncumulative Preferred Stock outstanding, 51 shares of Convertible Preferred Stock outstanding and 15,024 shares of Redeemable Preferred Stock outstanding. Shares of Noncumulative Preferred Stock and Redeemable Preferred Stock are not convertible into Common Stock. Each share of Convertible Preferred Stock is convertible, at the option of the holder thereof, into 500 shares of Class A Stock, based on a conversion price of $4.00 per share, subject to adjustment under certain circumstances. The holders of Preferred Stock are not entitled to any voting rights, except as required by law and in the specific circumstances set forth in the Certificates of Designations, Preferences and Rights governing each series of Preferred Stock. In the event that (and for so long as) the Company shall have failed to discharge any mandatory redemption obligation with respect to either the Convertible Preferred Stock or the Redeemable Preferred Stock, the Company's Board of Directors will be increased by one director and the holders of all shares of such Preferred Stock, voting as a single class, will be entitled to elect such additional director.

     As of the Record Date, there were 867 record holders of Class A Stock (reflecting approximately 15,487 beneficial owners), no record holders of Class C Stock, no record holders of Noncumulative Preferred Stock, two record holders of Convertible Preferred Stock and 15 record holders of Redeemable Preferred Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's voting securities by each person known by the Company to be the beneficial owner of more than 5% of the Company's voting securities as of the Record Date. Class C Stock, Convertible Preferred Stock and Redeemable Preferred Stock are nonvoting and are not reflected in the table below. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. However, as indicated by the notes following the table, certain shares are deemed to be beneficially owned by more than one person or entity as a result of attribution of ownership among affiliated persons and entities or pursuant to contractual or other arrangements.

                                                                        AMOUNT AND
                                                                         NATURE OF
                                     NAME AND ADDRESS OF                BENEFICIAL             PERCENTAGE
      TITLE OF CLASS                   BENEFICIAL OWNER                  OWNERSHIP              OF CLASS
      --------------                   ----------------                  ---------              --------
Class A Stock,                    Edward J. Bramson(1)                  10,933,183                  17.5%
  $0.01 par value
                                  Craig L. McKibben(2)                   3,860,378                   6.2%

----------
(1) Edward J. Bramson is Chairman of the Board and Chief Executive Officer of the Company. His address is 135 East 57th Street, 32nd Floor, New York, New York 10022. Mr. Bramson has stated, in certain filings with the SEC pursuant to Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that he disclaims, or does not admit, beneficial ownership of certain shares shown in the table above for purposes of Sections 13(d), 13(g) and 16 of the Exchange Act, or otherwise. Mr. Bramson is the controlling stockholder of First Jeffson Corporation ("FJC") and Second Jeffson Corporation ("SJC"), and serves as co-administrator of the Ampex Retirement Master Trust (the "Ampex Trust"). Mr. Bramson is also the controlling stockholder of Sherborne & Company Incorporated ("SCI"). SCI is the general partner of a partnership that controls the voting stock of Sherborne Holdings Incorporated ("SHI"). Accordingly, Mr. Bramson may be deemed to own beneficially all shares of Class A Stock beneficially owned, directly or indirectly, by FJC, SJC, the Ampex Trust, SCI and SHI. However, Mr. Bramson has no pecuniary interest in the shares held by the Ampex Trust, and has stated in filings with the SEC under Section 13(d) of the Exchange Act that he expressly disclaims any beneficial interest in such shares. The number of shares of Class A Stock shown in the table as beneficially owned by Mr. Bramson includes the following: 3,505,410 shares owned by Mr. Bramson directly; 852,500 shares subject to outstanding vested options held by Mr. Bramson under the Company's 1992 Stock Incentive Plan (all of which are currently exercisable or will become exercisable within 60 days of the Record Date); 1,850,000 shares beneficially owned by SIC; 400,000 shares beneficially owned by FJC; 2,982,372 shares beneficially owned by the Ampex Trust (including 2,973,372 shares held directly and 9,000 shares issuable upon conversion of 18 shares of Convertible Preferred Stock); 31,479 shares beneficially owned by SCI; 1,098,566 shares beneficially owned by SHI and a subsidiary of SHI (of which 150,000 shares are subject to an option granted by SHI to Craig L. McKibben); and 212,856 shares beneficially owned by Craig L. McKibben (see
     Note 2), with respect to which SHI holds a proxy. Of the total shares reported as beneficially owned, Mr. Bramson shares voting power with respect to 212,856 shares, and shares investment power with respect to 2,982,372 shares.

(2) Craig L. McKibben is a director and executive officer of the Company. His address is 135 East 57th Street, 32nd Floor, New York, New York 10022. Mr. McKibben has stated, in certain filings with the SEC pursuant to Sections 13(d) and 16(a) of the Exchange Act, that he disclaims, or does not admit, beneficial ownership of certain shares shown in the table above for purposes of Sections 13(d), 13(g) and 16 of the Exchange Act, or otherwise. Mr. McKibben serves as co-administrator of the Ampex Trust and, accordingly, Mr. McKibben may be deemed to own beneficially all shares of Common Stock beneficially owned by such trust. However, he has no pecuniary interest in the shares held by the Ampex Trust and has stated in filings with the SEC under Section 13(d) of the Exchange Act that he expressly disclaims any beneficial interest in such shares. The number of shares of Class A Stock shown in the table as beneficially owned by Mr. McKibben includes the following: 212,856 shares owned by Mr. McKibben directly; 515,150 shares subject to outstanding options held by Mr. McKibben under the Company's 1992 Stock Incentive Plan (of which 327,814 such options are currently exercisable or will become exercisable within 60 days of the Record Date); 150,000 shares subject to outstanding options granted to Mr. McKibben by SHI; and 2,982,372 shares beneficially owned by the Ampex Trust (including 2,973,372 shares held directly and 9,000 shares issuable upon conversion of 18 shares of Convertible Preferred Stock). Of the total shares reported as beneficially owned, Mr. McKibben shares voting power with respect to 212,856 shares and shares investment power with respect to 2,982,372 shares.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information as to each class of outstanding equity securities of the Company beneficially owned as of the Record Date by: (i) each director and nominee; (ii) the Company's Chief Executive Officer and the other four most highly compensated executive officers who were officers as of December 31, 2001; and (iii) all current directors and executive officers as a group. No executive officer or director of the Company owns securities of any parent or subsidiary of the Company (other than directors' qualifying shares), except as indicated in the footnotes to the table below. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The inclusion of any shares for any stockholder in the table below shall not be deemed an admission that such stockholder is, for any purpose, the beneficial owner of such shares. An asterisk denotes beneficial ownership of less than 1% of the class of securities indicated.

                                                                          AMOUNT
                                                                             AND
                                                                       NATURE OF
                                     NAME OF                        BENEFICIAL           PERCENTAGE
      TITLE OF CLASS             BENEFICIAL OWNER                   OWNERSHIP             OF CLASS
      --------------             ----------------                   ---------             --------
Class A Stock,              Edward J. Bramson(1)                      10,933,183              17.5%
  $0.01 par value
                            Craig L. McKibben(2)                       3,860,378               6.2%

                            Douglas T. McClure, Jr.(3)                    22,500                  *

                            Peter Slusser(3)                              12,500                  *

                            William A. Stoltzfus, Jr.(3)                  13,500                  *

                            Robert L. Atchison(4)                        305,409                  *

                            K. Michael Cooper(5)                               0                  *

                            Joel D. Talcott(6)                           381,025                  *

                            All current directors and
                              executive officers as a group(7)        12,183,267              19.1%

Convertible                 Edward J. Bramson(1)                              18              35.3%
  Preferred Stock,
  $1.00 par value           Craig L. McKibben(2)                              18              35.3%

                            All current directors and
                              executive officers as a group                   18              35.3%

Redeemable                  Edward J. Bramson(1)                             574               3.8%
  Preferred Stock,
  $1.00 par value           Craig L. McKibben(2)                             574               3.8%

                            All current directors and
                              executive officers as a group                  574               3.8%

----------
(1) See Note 1 under the "Security Ownership of Certain Beneficial Owners" table above. The shares of Convertible Preferred Stock and Redeemable Preferred Stock reported in this table are held by the Ampex Trust. Mr. Bramson serves as co-administrator of this trust.

(2) See Note 2 under the "Security Ownership of Certain Beneficial Owners" table above. The shares of Convertible Preferred Stock and Redeemable Preferred Stock reported in this table are held by the Ampex Trust. Mr. McKibben serves as co-administrator of this trust.

(3) Includes 10,000 shares subject to outstanding options, of which 5,000 such options are currently exercisable or will become exercisable within 60 days of the Record Date.

(4) Includes 15,000 shares owned directly by Mr. Atchison; 3,000 shares held by him in a custodial account for a minor grandchild (with respect to which he has stated in filings with the SEC under Section 13(d) of the Exchange Act that he expressly disclaims beneficial ownership); and 287,409 shares subject to outstanding options granted under the 1992 Stock Incentive Plan, of which 201,134 such options are currently exercisable or will become exercisable within 60 days of the Record Date.

(5) Mr. Cooper resigned from the Company on April 30, 2001, and all unexercised options held by him expired on February 23, 2002.

(6) Includes 348,275 shares subject to outstanding options granted under the 1992 Stock Incentive Plan, of which 185,689 such options are currently exercisable or will become exercisable within 60 days of the Record Date.

(7) Includes an aggregate of 2,033,334 shares subject to outstanding options, of which 1,582,137 such options are currently exercisable or will become exercisable within 60 days of the Record Date, and 9,000 shares issuable upon conversion of the 18 shares of Convertible Preferred Stock held by the Ampex Trust. Shares that are deemed beneficially owned by both Mr. Bramson and Mr. McKibben are counted only once in the total shares reported. See Notes 1 and 2 above, and Note 3 under the "Security Ownership of Certain Beneficial Owners" table, above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors, and certain stockholders owning more than 10% of any class of the Company's equity securities ("10% Stockholders") to file reports with the SEC indicating their ownership of securities of the Company and any changes in such ownership. Executive officers, directors and 10% Stockholders are required to provide copies of these reports to the Company. Based on a review of copies of all such reports filed with respect to fiscal 2001 and furnished to the Company, as well as certain written representations provided to the Company by executive officers, directors and certain 10% Stockholders, all such reports required to be filed with respect to fiscal 2001 have been filed in a timely manner.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF COMPENSATION

     The following table summarizes the compensation earned by or paid to the Company's Chief Executive Officer, the three most highly compensated executive officers during 2001 who were officers as of December 31, 2001, and one other individual who was not serving as an executive officer of the Company as of December 31, 2001 but for whom disclosure would otherwise have been provided (collectively, the "Named Executives") for their services to the Company and its subsidiaries during fiscal 2001, 2000 and 1999. The Company does not have employment contracts with any of the Named Executives. See "Termination of Employment and Change-in-Control Arrangements," below.

                           Summary Compensation Table

                                                                       Long-Term Compensation
                                                                       ------------------------------------------------------

                                   Annual Compensation                 Awards                       Payouts
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                        Long
                                                               Other                  Securities        Term         All Other
                                                               Annual    Restricted   Underlying      Incentive       Compen-
Name and                                          Bonus       Compen-      Stock       Options/         Plan          sation
Principal Position        Year    Salary($)        ($)       sation ($)    Awards       SARs(#)        Payouts($)      ($)(1)
------------------        ----    ---------        ---       ---------   ---------      -------        ----------      ------
Edward J. Bramson,        2001      $  170,000   $       0           0       0          850,000              0             0
   Chairman and           2000         165,008           0           0       0                0              0             0
   Chief Executive        1999         165,008           0           0       0                0              0             0
   Officer(2)

Robert L. Atchison,       2001         178,500      62,000           0       0           75,000              0         4,000
   Vice President         2000         178,500     161,500           0       0                0              0         4,000
                          1999         178,500     147,351           0       0           25,000                        4,000

K. Michael Cooper,        2001         176,926      42,307           0       0                0              0         4,000
   Vice President(3)      2000         200,004      50,000           0       0           50,000              0         4,000
                          1999         200,004      50,000           0       0          125,000              0         2,400

Craig L. McKibben,        2001         187,000      65,000           0       0          150,000              0             0
   Vice President,        2000         186,845     130,000           0       0          150,000              0             0
   Treasurer and Chief    1999         186,845      60,000           0       0                0              0             0
   Financial Officer

Joel D. Talcott,          2001         170,508     163,123           0       0          150,000              0         4,000
   Vice President and     2000         170,508     145,261           0       0          100,000              0         4,000
   Secretary              1999         170,359     134,792           0       0           20,000              0         4,000

----------
(1) All amounts disclosed under "All Other Compensation" consist of matching Company contributions under the Ampex Savings Plan, which is an employee-contributory savings incentive plan intended to qualify under
     Section 401(k) of the Internal Revenue Code.

(2) Mr. Bramson's salary for 2000 and 1999 reflects a voluntary reduction of $10,000 in each such year, in order to make funds available for 2000 and 1999 bonuses to other employees.

(3) Mr. Cooper resigned on April 30, 2001, and continued to receive compensation from the Company until November 2001.

TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     Each Named Executive except Mr. Bramson is party to an Employment Security Letter pursuant to which he is entitled to continuation of salary, average bonus and medical and insurance benefits for 24 months following a "change in control" of the Company (as defined in the Employment Security Letter) in which he is terminated, his compensation and benefits are reduced to less than 90% of then-current compensation and benefits or he is relocated to a work location more than 50 miles from his current work location. In addition, Mr. Talcott's agreement provides for continuation of certain royalty-based incentive compensation payments. Such benefits are subject to deferral or reduction as necessary to avoid excise tax under Section 4999 of the Internal Revenue Code and to ensure deductibility under Section 280G of the Internal Revenue Code, and will cease if the Named Executive accepts employment with a company engaged in business similar to the Company's business.

OPTION/SAR GRANTS

     The following table describes the options to purchase shares of the Company's Class A Stock granted to the Company's Named Executives during fiscal 2001 and the potential value of such options at the end of their terms, assuming certain levels of stock price appreciation.

                        OPTION/SAR GRANTS IN FISCAL 2001

                                                                                                      POTENTIAL
                                                                                                 REALIZABLE VALUE AT
                                                                                                   ASSUMED ANNUAL
                                                                                                RATES OF STOCK PRICE
                                                                                                    APPRECIATION
                                  INDIVIDUAL GRANTS (1)                                        FOR OPTION TERM (1)(2)
-----------------------------------------------------------------------------------------------------------------------
                                             % OF TOTAL
                            NUMBER OF         OPTIONS/
                            SECURITIES          SARs
                            UNDERLYING       GRANTED TO        EXERCISE
                             OPTIONS/         EMPLOYEES        OR BASE
                              SARs           IN FISCAL          PRICE        EXPIRATION
          NAME              GRANTED (#)       YEAR (3)        ($/SHARE)         DATE           5% ($)          10% ($)
          ----              -----------       --------        ---------         ----           ------          -------
Edward J. Bramson          850,000(4)           37.4%         $  0.17          4/23/05       $  26,959       $  57,446

Robert L. Atchison          75,000(5)            3.3%         $  0.18          9/30/03       $   1,384       $   2,835

K. Michael Cooper                0                --                -                -               -               -

Craig L. McKibben           75,000(6)            3.3%         $  0.40          5/26/05       $   4,744       $   9,854
                            75,000(5)            3.3%         $  0.18          9/30/03       $   1,384       $   2,835

Joel D. Talcott             75,000(6)            3.3%         $  0.40          5/26/05       $   4,744       $   9,854
                            75,000(5)            3.3%         $  0.18          9/30/03       $   1,384       $   2,835

----------
(1) All options are nonqualified stock options granted pursuant to the Company's 1992 stock incentive plan. Upon exercise, the company may elect to pay cash to the holder for all or part of his options, rather thank issuing shares of Class A Stock. All options were granted with an exercise price greater than or equal to the fair market value on the date of grant.

(2) Potential realizable values reflect the difference between the option exercise price on the date of grant and the fair market value of the Company's Class A Stock at the end of the option term, assuming 5% and 10% compounded annual appreciation of the stock price from the date of grant until the expiration of the option. The 5% and 10% appreciation rates are assumed pursuant to rules promulgated by the SEC and do not reflect actual Historical or projected rates of appreciation of the Class A Stock. Assuming such appreciation, on September 30, 2003, the per share value for the options granted to Messrs. Atchison, McKibben and Talcott that expire on such date would be approximately $0.20 At 5% and $0.22 At 10% (based on a fair market value of $0.18 On november 13, 2001, which was the date such options were granted). On may 26, 2005, the per share value for the options granted to messrs. Mckibben and Talcott that expire on such date would be approximately $0.49 At 5% and $0.57 At 10% (based on a fair market value of $0.40 On February 26, 2001, which was the date such options were granted). On april 23, 2005, the per share value for the options granted to Mr. Bramson that expire on such date would be approximately $0.20 At 5% and $0.24 At 10% (based on a fair market value of $0.17 On october 23, 2001, which was the date such options were granted). The foregoing values do not reflect appreciation actually realized by the named executives. See "options/sar exercises and values," below.

(3) For purposes of calculating these percentages, the total number of options granted to all employees in fiscal 2001 was 2,270,000.

(4) These options will become exercisable as to 100% of the underlying shares on April 23, 2002, and will expire as to all such shares on April 23, 2005.

(5) These options will become exercisable as to 100% of the underlying shares on June 30, 2002, and will expire as to all such shares on September 30, 2003.

(6) These options will become exercisable as to 34% of the underlying shares on February 26, 2002 and as to an additional 8.25% each quarter thereafter until February 26, 2004, and will expire as to equivalent percentages of underlying shares 15 months after the applicable vesting date for such shares.

OPTION/SAR EXERCISES AND VALUES

     The following table provides certain information concerning the exercise of stock options during 2001 and the value of unexercised options to purchase shares of the Company's Class A Stock held by the Company's Named Executives as of December 31, 2001.

               AGGREGATED OPTION/SAR EXERCISES IN FISCAL 2001 AND
                        FISCAL YEAR END OPTION/SAR VALUES

                                                                       NUMBER OF                            VALUE OF
                                                                 SECURITIES UNDERLYING                    UNEXERCISED
                                                                      UNEXERCISED                         IN-THE-MONEY
                                                                    OPTIONS/SARs AT                     OPTIONS/SARs AT
                                                                    FISCAL YEAR END                    FISCAL YEAR END(1)
                                                          ----------------------------------------------------------------------
                              SHARES           VALUE
                           ACQUIRED ON       REALIZED
          NAME             EXERCISE (#)         ($)          EXERCISABLE      UNEXERCISABLE       EXERCISABLE      UNEXERCISABLE
          ----             ------------         ---          -----------      -------------       -----------      -------------
Edward J. Bramson                  0      $         0             2,500           850,000             $0                 $0

Robert L. Atchison                 0      $         0           206,223            81,186             $0                 $0

K. Michael Cooper                  0      $         0            86,436                 0             $0                 $0

Craig L. McKibben                  0      $         0           278,525           236,625             $0                 $0

Joel D. Talcott                4,250      $  1,328.12           138,875           209,400             $0                 $0

----------
(1) The fair market value per share of Class A Stock on December 31, 2001 was $0.13, based on the closing price on the American Stock Exchange (as reported by an on-line quotation service) on December 31, 2001, which was the last trading day of the year.

PENSION PLAN

     The Company maintains an Employees' Retirement Plan for its employees (the "Retirement Plan"). The Retirement Plan is a defined benefit plan under which a participant's annual post-retirement pension benefit is generally determined by the employee's years of credited service as determined under the Retirement Plan ("Credited Service") and his or her average annual earnings during the highest 60 consecutive months of the last 120 consecutive months of service ("Final Average Annual Compensation"). Effective February 1, 1994, the accrual of additional benefits under the Retirement Plan was discontinued by providing that a participant's benefits will be determined on the basis of Credited Service and Final Average Annual Compensation accrued to the earlier of termination of employment or January 31, 1994. There are no employee contributions under the Retirement Plan. Under applicable Internal Revenue Code limits, the maximum annual benefit payable under the Retirement Plan, as of January 1, 2002, is $160,000, assuming that payments are made on a straight life or qualified joint and survivor basis, beginning at age 65.

     The following table describes the estimated annual benefits payable upon retirement under the Retirement Plan at specified compensation levels and for specified years of Credited Service. As indicated above, Final Average Annual Compensation and Years of Credited Service for each employee were frozen during 1994.

                               PENSION PLAN TABLE

   FINAL AVERAGE
      ANNUAL
    COMPENSATION                                            YEARS OF CREDITED SERVICE
---------------------------------------------------------------------------------------------------------------------------

                           15                20                25                 30                35            40
                           --                --                --                 --                --            --
       125,000             $  25,200         $  33,500         $  41,900          $  50,300         $  58,700     $  67,100
       150,000                30,400            40,500            50,700             60,800            70,900        81,100
       175,000                35,700            47,500            59,400             71,300            83,200        95,100
       200,000                40,900            54,500            68,200             81,800            95,400       109,100
       225,000                44,900            59,900            74,900             89,900           104,900       119,800
       250,000                44,900            59,900            74,900             89,900           104,900       119,800
       300,000                44,900            59,900            74,900             89,900           104,900       119,800
       400,000                44,900            59,900            74,900             89,900           104,900       119,800
       450,000                44,900            59,900            74,900             89,900           104,900       119,800
       500,000                44,900            59,900            74,900             89,900           104,900       119,800

     A participant's annual pension payable as of normal retirement date will be equal to the following (subject to a minimum benefit level and to the freezing of benefits as described above): 1.1% of that portion of the Final Average Annual Compensation, up to the "Social Security Integration Amount" in effect for 1994, plus 1.4% of that portion of the Final Average Annual Compensation in excess of the Social Security Integration Amount, multiplied by the number of years of Credited Service. As a result of the benefit freeze, the Social Security Integration Amount, which is determined based on a participant's year of birth, has been frozen at the level that was applicable for each year of birth in 1994. The Social Security Integration Amount was $24,312 for a participant retiring in 1994 at age 65. For purposes of determining Final Average Annual Compensation, salary, overtime and sales commissions are included. Because of the freeze implemented in January 1994, compensation during 1994 or subsequent years will not be used to determine Final Average Annual Compensation for the Named Executives. The table above assumes that benefits are payable for life from normal retirement date (age 65) and are computed on a straight life basis. The benefits payable are not subject to any deduction for Social Security or other offset amounts.

     Since January 31, 1994, the Final Average Annual Compensation and the estimated years of Credited Service for each of the Named Executives have been as follows: Mr. Atchison -- $138,524; 18 years 2 months; and Mr. Talcott -- $130,706; 19 years 3 months. Messrs. Bramson, McKibben and Cooper are not participants in the Retirement Plan. In addition to the estimated benefits payable shown in the table above, Mr. Talcott is eligible to receive $15,140 per year upon retirement at normal retirement age under the terms of the Ampex Corporation Supplemental Retirement Income Plan, which was terminated as of December 31, 1987. No other Named Executives are eligible to participate in this plan.

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

NOTE: THE FOLLOWING SECTION OF THIS PROXY STATEMENT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING BY THE COMPANY WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, NOTWITHSTANDING ANY INCORPORATION BY REFERENCE OF ANY OTHER PORTIONS OF THIS PROXY STATEMENT.

     Compensation for the Company's executive officers for fiscal 2001 was determined by the Compensation Committee of the Board of Directors (with Mr. Bramson abstaining from decisions with respect to his own compensation). The Compensation Committee (the "Committee") has provided the following report with respect to the compensation of executive officers for fiscal 2001.

OVERVIEW

     The Company believes that the compensation of all employees, including executive officers, must be sufficient to attract and retain highly qualified personnel and must align compensation with the Company's short-term and long-term business strategies and performance goals. In the case of executive officers, it must also provide meaningful incentives for measurably superior performance. To ensure that its compensation practices remain competitive, the Company regularly compares its compensation policies with those of other similar companies.

     The Company's compensation philosophy for executive officers is to pay above-average total compensation when superior performance is achieved, both by the Company and the individual executive. In recent years, because of the Company's financial situation and its cash requirements, superior performance for the Company has been equated with achieving certain levels of sales, operating cash flow, profit and other indicators of financial performance. Superior performance by an individual is measured according to a variety of objective and subjective factors. Based on available data reviewed by the Company, the Company believes that the base salary of its chief executive officer is significantly below the median salary for comparable positions with other companies in the electronics and other technology industries. Aggregate base salaries for the Company's other executive officers as a group are below median for comparable positions in other high-technology companies. If superior performance is achieved both by the Company and the individual, the base salary plus cash bonuses may compensate an executive at above-average levels. If the Company does not achieve financial targets and/or individual performance is not superior, total compensation will be below comparable average total compensation levels.

COMPONENTS OF EXECUTIVE COMPENSATION

     The Company provides several different types of compensation for its executive officers in order to achieve its goals of encouraging technological innovation, fostering teamwork and enhancing the loyalty of valuable employees. The Committee believes that the achievement of these goals will ultimately enhance stockholder value. The components of executive compensation are as follows:

     SALARY. The Committee establishes base salaries for its executive officers by reviewing salaries and annual bonuses for comparable positions with other companies. Salary increases are granted from time to time based on both individual performance and on the Company's ability to pay such increases.

     CASH INCENTIVE PLANS. In 1999, 2000 and 2001, the Company paid its executive officers cash bonuses under cash incentive plans based on the financial performance of the Company and on their individual performance.

     1992 STOCK INCENTIVE PLAN. The Company's 1992 Stock Incentive Plan (the "Stock Incentive Plan") provides for the granting of stock options and stock appreciation rights with respect to the Company's Class A Stock to directors, executive officers and other employees and service providers. Grants under the Stock Incentive Plan during 2001 to executive officers are described above in "Compensation of Executive Officers -- Option/SAR Grants." The purpose of the Stock Incentive Plan is to provide additional incentives for participants to maximize stockholder value. Through the Stock Incentive Plan, the long-range interests of employees are aligned with the interests of the stockholders of the Company as these employees build an ownership interest in the Company. In fiscal 1996, the Stock Incentive Plan was amended to conform to regulations adopted by the SEC under Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"). As so amended, the Stock Incentive Plan provides that, except with respect to non-employee directors, all decisions with respect to officers and directors subject to
Section 16 of the 1934 Act shall be made by a Committee that is composed solely of two or more non-employee directors. All decisions with regard to awards to any non-employee directors shall be made by the Company's Board of Directors, without the participation or vote of such non-employee director. During fiscal 2001, the Stock Incentive Plan Committee of the Board, which is composed solely of non-employee directors, made all decisions with respect to options granted under the Stock Incentive Plan to executive officers of the Company. On March 25, 2002, the Board of Directors approved an amendment to extend the Stock Incentive Plan for approximately ten years, from July 15, 2002 until May 23, 2012, subject to approval by stockholders at the 2002 Annual Meeting. See "Proposal No. 2 - Amendment of 1992 Stock Incentive Plan."

     2000 STOCK BONUS PLAN. The Company's 2000 Stock Bonus Plan (the "Stock Bonus Plan") provides for the issuance of shares of Class A Stock as stock bonuses or direct stock purchase rights to directors, executive officers and other key employees, and to certain consultants, advisers and service providers. The primary purposes of the Stock Bonus Plan are to permit the Company to pay non-cash, equity compensation to eligible individuals for services provided to the Company, and to encourage continued service with the Company and the achievement of certain performance objectives by such individuals. The Committee believes that the Stock Bonus Plan enables the Company to attract and retain highly qualified employees in its core businesses, align the long-range interests of key employees with the interests of the Company's stockholders, and conserve cash that might otherwise be required to pay compensation to eligible individuals. There were no grants under the Stock Bonus Plan during fiscal 2001.

LIMITATION ON DEDUCTIBILITY OF CERTAIN COMPENSATION

     The Internal Revenue Code was amended in 1993 to add Section 162(m), which limits the deductibility, for income tax purposes, of certain executive compensation in excess of $1,000,000 for any individual Named Executive in a single tax year. Based on the current compensation of its Named Executives, the Company does not believe that Section 162(m) will have any impact on the Company in the near term. Accordingly, the Company has not yet established a general policy regarding potential changes in its compensation programs to address the possible impact of Section 162(m). However, during 1994 the Stock Incentive Plan was amended to minimize the effect of Section 162(m) on compensation under the Plan.

FISCAL 2001 COMPENSATION

     COMPENSATION OF CHIEF EXECUTIVE OFFICER; RELATIONSHIP TO COMPANY PERFORMANCE. For fiscal 2001, Edward J. Bramson, the Company's Chairman and Chief Executive Officer, received a salary of $170,000 for his services to the Company and its subsidiaries. As indicated above, the Committee believes that Mr. Bramson's base salary is significantly below the median salary for chief executive officers with other companies in the electronics and other technology industries. In 2001, Mr. Bramson was awarded a grant of options to purchase 850,000 shares of Class A Stock under the Stock Incentive Plan in recognition of his service in connection with the restructing of the Company's long-term debt obligations and other services. Mr. Bramson did not receive any options under the Stock Incentive Plan during fiscal 2000 and 1999.

     The value of Mr. Bramson's stock options (as well as the value of shares that he and his affiliates own) is directly related to the performance of the Company, as measured by the price of its Class A Stock. The salary component of Mr. Bramson's compensation for fiscal 2001 was a fixed amount and accordingly did not have any particular relationship to the Company's performance. However, the Committee believes that Mr. Bramson's contributions to the Company during 2001 amply justified his salary. In the future, Mr. Bramson's compensation package may include eligibility for cash bonuses, the payment of which will be tied to both individual and Company performance.

     COMPENSATION OF OTHER EXECUTIVE OFFICERS. The compensation of other executive officers for fiscal 2001 was determined by the Compensation Committee in accordance with the general principles described above. Salary levels remain substantially unchanged from 2000 levels, and were below average for comparable positions with other high technology companies. For the reasons indicated below, the Committee concluded that cash bonuses for fiscal 2001 to all executive officers except Mr. Bramson were appropriate. The bonuses ranged in amount from $42,307 to $163,123 and totaled $332,430 for the Company's four executive officers other than Mr. Bramson. Of this amount, $267,430 was paid based on the accomplishment of specific objectives by individual officers, or the achievement of specific financial performance levels by the Company. A substantial portion of bonuses paid for 2001 was allocated to executives by Mr. Bramson in accordance with authority delegated to him by the Committee, and the remainder was approved by the Committee, in its discretion, after review of recommendations made by Mr. Bramson. In making the decision to pay discretionary bonuses for fiscal 2001, the Committee considered the contributions made by each officer in his particular area of responsibility.

     Except for the options granted to executive officers described in the table above under "Option/SAR Grants in Fiscal 2001," the Stock Incentive Plan Committee did not grant any options under the Plan to the Company's executive officers.

                             COMPENSATION COMMITTEE

                             Peter Slusser, Chairman
                                Edward J. Bramson
                             Douglas T. McClure, Jr.
                             William A. Stoltzfus, Jr.

                            COMPANY PERFORMANCE GRAPH

NOTE: THE FOLLOWING SECTION OF THIS PROXY STATEMENT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING BY THE COMPANY WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, NOTWITHSTANDING ANY INCORPORATION BY REFERENCE OF ANY OTHER PORTIONS OF THIS PROXY STATEMENT.

     The following chart compares the stock price performance of the Company from December 31, 1996 through December 31, 2001 to that of the companies included in the S&P 500 Index and the companies included in the S&P High Technology Composite Index.

                 [CHART OF COMPARISON OF CUMULATIVE TOTAL RETURN
                     AMONG AMPEX CORPORATION, S&P 500 INDEX
                     AND S&P HIGH TECHNOLOGY COMPOSITE INDEX
               FROM DECEMBER 31, 1996 THROUGH DECEMBER 31, 2001*]

                                   December 31
            ------------------------------------------------------------------------------------------

                   1996          1997         1998              1999            2000         2001
                   ----          ----         ----              ----            ----         ----
Ampex        $    100.00      $  25.33     $  11.33          $   58.00       $   4.00     $    1.49
S&P 500           100.00        133.36       171.48             207.56         188.66        166.24
S&P HTCI          100.00        126.09       218.11             381.98         229.38        174.88

* Assumes $100 invested in Class A Stock, the S&P 500 Index and the S&P High Technology Composite Index on December 31, 1996. Data with respect to returns for the S&P indices is not readily available for periods shorter than one month. Total return is calculated for the S&P indices assuming reinvestment of dividends. The Company has not paid any dividends.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     From January 1, 2001 to the present, there have been no transactions involving more than $60,000 in which the Company or any of its subsidiaries was a party and in which any executive officer, director, beneficial owner of more than 5% of any class of the Company's voting securities, or member of the immediate family of any of the foregoing persons, had a material interest, except as indicated in "Compensation of Executive Officers," above, and as follows.

     In October 2001, the Company's subsidiary, Data Systems, entered into a revolving credit loan agreement with Sherborne & Company Incorporated ("SCI"), a corporation owned and controlled by the Company's Chief Executive Officer, Edward J. Bramson, pursuant to which Data Systems may borrow up to $2.5 million to provide working capital funding for its operations. Outstanding borrowings accrue interest at the rate of 8% per annum, are secured by a lien and security interest on Data Systems' inventories and are guaranteed by the Company. As a commitment fee, the Company issued to SCI 1,000,000 shares of its Class A Stock having a market value at the time of issuance of approximately $160,000 and agreed to register such shares for resale under the Securities Act of 1933. The transaction was disclosed to and approved by the Board of Directors of the Company, and the Company believes, based on its negotiations with other potential lenders, that the terms of the transaction were at least as favorable to the Company as those which might otherwise have been available from an unaffiliated third party. During 2001, Data Systems paid accrued interest on outstanding borrowings from SCI in the amount of $13,333.33. In March 2002, Data Systems repaid in full all borrowings under the loan agreement, and the loan agreement, security agreement and guarantee were terminated.

     The Company currently holds two promissory notes issued by First Jeffson Corporation ("FJC"), a corporation controlled by Mr. Bramson. One note bears interest at 7.96% per annum, matures in January 2005 and is secured by a pledge of 1,300,000 shares of Class A Stock. The largest amount outstanding under this note during 2001 was $1,779,050, which was the amount outstanding as of March 31, 2002. The second note bears interest at the rate of 6.34% per annum, matures in October 2007, and is secured by a pledge of 400,000 shares of Class A Stock. The largest amount outstanding under this note during 2001 was $1,015,000.50, which was the amount outstanding on March 31, 2002. Accrued interest on these two notes in the aggregate amount of $205,103 was paid in cash in 2001.

     The Company also holds a secured non-recourse promissory note issued by Second Jeffson Corporation ("SJC"), a company controlled by Mr. Bramson. This note bears interest at the rate of 5.74% per annum, matures in October 2008, and is secured by a pledge of 400,000 shares of Class A Stock. The largest amount outstanding under this note during 2001 was $1,848,000, which was the amount outstanding on March 31, 2002. Of the total amount of interest accrued on this Note during 2001, $31,527.91 was forgiven in April 2001 and $52,189 was paid in cash in January 2002.

     The promissory notes referred to in the preceding two paragraphs represent indebtedness originally incurred in connection with the purchase of shares of Class A Stock from the Company by Mr. Bramson or his designees in prior fiscal years. The shares of Class A Stock that collateralize these notes currently have a market value substantially less than the principal amount of the notes. In the event of the non-payment of any of the notes, there is no assurance that the Company could recover the full amount thereof.

                  STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     The Company anticipates that its 2003 Annual Meeting of Stockholders will be held on or about May 23, 2003. Under SEC regulations, the deadline for submitting stockholder proposals for inclusion in the Company's Proxy Statement and proxy relating to its 2003 Annual Meeting of Stockholders is December 20, 2002. Under the Company's By-Laws, stockholder proposals submitted after December 20, 2002 must be received by the Company between February 23 and March 15, 2003 in order to be considered at the 2003 Annual Meeting.

                                 OTHER BUSINESS

     The Board does not presently intend to bring any other business before the Meeting and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the accompanying Notice of Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in accordance with the judgment of the persons voting such proxies.

                           ANNUAL REPORT ON FORM 10-K

     THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2001 FILED WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO. THE COMPANY DOES NOT UNDERTAKE TO FURNISH WITHOUT CHARGE COPIES OF ALL EXHIBITS TO ITS FORM 10-K, BUT WILL FURNISH ANY EXHIBIT UPON THE PAYMENT OF A CHARGE EQUAL TO THE COMPANY'S COSTS OF COPYING AND MAILING ANY SUCH EXHIBITS. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO MS. KAREN DEXTER, DIRECTOR OF INVESTOR RELATIONS, AMPEX CORPORATION, 1228 DOUGLAS AVENUE, REDWOOD CITY, CALIFORNIA 94063. EACH SUCH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT, AS OF THE CLOSE OF BUSINESS ON MARCH 29, 2002, THE PERSON MAKING THE REQUEST WAS A BENEFICIAL OWNER OF SECURITIES ENTITLED TO VOTE AT THE MEETING.

                                      By Order of the Board of Directors

                                      /s/ Edward J. Bramson
                                      Edward J. Bramson
                                    CHAIRMAN

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                         ANNEX A

                                AMPEX CORPORATION
                            1992 STOCK INCENTIVE PLAN

                         AS AMENDED THROUGH MAY 24, 2002

1.   PURPOSE

     The purpose of this plan (the "PLAN") is to secure for Ampex Corporation (the "COMPANY") and its stockholders the benefits arising from the ownership of stock options and stock appreciation rights by directors and key employees of the Company and its parent and subsidiary corporations, who are expected to contribute to the Company's future growth and success.

2.   TYPES OF PLAN BENEFITS

     (a) TYPES OF AWARDS. Subject to Section 3(a), the Company may in its sole discretion grant, with respect to the Company's Class A Common Stock ("COMMON STOCK"), options ("OPTIONS") and/or stock appreciation rights ("RIGHTS") to eligible persons, as authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors). As used in the Plan, an "AWARD" shall mean an Option or a Right or both and an "AWARD OWNER" shall mean the owner of an Option or a Right or both.

     (i) TYPES OF OPTIONS. Options granted pursuant to the Plan may be either incentive stock options ("INCENTIVE STOCK OPTIONS") meeting the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE"), or non-statutory options ("NON-STATUTORY STOCK OPTIONS"), which are not intended to or do not meet the requirements of Code Section 422.

     (ii) TYPES OF RIGHTS. Rights granted pursuant to the Plan shall entitle the Rights holder to receive cash or Common Stock equal to the appreciation in the value of the shares of the Common Stock of the Company as provided in Section 7. Rights may be either an alternative to or in tandem with the exercise of all or any portion of an Option granted to a Rights holder ("TANDEM RIGHTS") or independent of any Options granted hereunder ("NON-TANDEM RIGHTS").

3.   ADMINISTRATION

     (a) GENERAL PROVISIONS. The Plan will be administered by the Board of Directors of the Company (the "BOARD"), whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. Except for all decisions with respect to Awards for officers and directors subject to
Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 ACT"), which shall be made only in accordance with the provisions of Section 3(b) below, the Board may in its sole discretion grant Options to purchase shares of the Company's Common Stock, issue Rights to the appreciation in the value of such shares, and issue shares upon exercise of such Options and Rights, and/or distribute cash upon exercise of such Options and Rights, as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective Award agreements and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Award agreements, which need not be identical; to advance the lapse of any waiting or installment periods and exercise dates; and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director shall be liable for any action or determination taken or made under or with respect to the Plan or any Award in good faith. The Board may, to the full extent permitted by law, delegate any or all of its powers under the Plan to a committee (the "COMMITTEE") appointed by the Board, and if the Committee is so appointed all references to the Board in the Plan shall mean and relate to such Committee unless the context requires otherwise.

     (b) COMMITTEE OF NON-EMPLOYEE DIRECTORS. Except with respect to Awards to Non-Employee Directors (as defined below), all decisions with respect to Awards to officers and directors subject to Section 16 of the 1934 Act shall be made by a Committee that is composed solely of two or more Non-Employee Directors. A "NON-EMPLOYEE DIRECTOR" shall mean a member of the Company's Board of Directors who: (i) is not currently an officer or employee of the Company or a parent or subsidiary of the Company, or otherwise currently employed by the Company or a parent or subsidiary of the Company; (ii) does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K;
(iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K; and (iv) is not engaged in a business relationship for which disclosure would be required under
Item 404(a) of Regulation S-K. All decisions with respect to Awards to any Non-Employee Director shall be made by the Company's Board of Directors, without the PARTICIPATION OR VOTE OF SUCH NON-EMPLOYEE DIRECTOR. The limitations set forth in this Section 3(b) shall automatically incorporate any additional requirements that may in the future be necessary for the Plan to comply with Rule 16b-3.

4.   ELIGIBILITY

     (a)  GENERALLY

     (i) Except as provided in Section 4(b), Awards shall be granted only to persons who are, at the time of grant, officers, employees, directors, consultants, advisors or other service providers of the Company or of any Parent Corporation or Subsidiary (as defined in Sections 17(c) and 17(e)); provided that any consultant, advisor or service provider must render bona fide services not in connection with the offer and sale of securities in a capital raising transaction.

     (ii) An eligible individual may be granted Incentive Stock Options, Non-Statutory Stock Options, Tandem Rights and/or Non-Tandem Rights. A person who has been granted an Award may, if he or she is otherwise eligible, be granted one or more additional Awards if the Board shall so determine.

     (b) INCENTIVE STOCK OPTIONS. No person shall be granted any Incentive Stock Option under the Plan unless at the time such Option is granted, such person is an employee of the Company, or of any Parent Corporation or Subsidiary, and does not own, directly or indirectly, Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary (a "10% STOCKHOLDER"), unless the requirements of Section 6(d)(i) are satisfied.

     (c) LIMIT ON AWARDS. Notwithstanding any other provisions of the Plan, the maximum number of shares with respect to which Awards may be granted to any individual during any single fiscal year (the "INDIVIDUAL AWARD LIMIT") shall be 1,663,645 shares (subject to adjustment as provided in Sections 13 and 14), which represents five percent of the Common Stock of the Company that was outstanding on May 19, 1995. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the Individual Award Limit with respect to a participant, (i) if an Award is cancelled, the cancelled Award shall continue to count against the Individual Award Limit; and (ii) if, after grant, the exercise price of an Award is reduced, the transaction shall be treated as the cancellation of the Award and a grant of a new Award, and both the Award that is deemed cancelled and the new Award shall count against the Individual Award Limit.

5.   STOCK SUBJECT TO PLAN

     Subject to adjustment as provided in Sections 13 and 14 below, the maximum number of shares of Common Stock of the Company that may be issued pursuant to Awards granted under the Plan is 8,250,000 shares. Shares issued pursuant to the Plan may be treasury shares of the Company. The Company shall have no obligation to issue unauthorized shares in respect of Awards. If Awards granted under the Plan shall expire or terminate for any reason without having been exercised in full, the shares subject to the unexercised portions of such Awards shall again be available for subsequent

Award grants under the Plan. Stock issuable upon exercise of Awards granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board.

6.   OPTIONS

     (a) FORMS OF OPTION AGREEMENTS. As a condition to the grant of an Option under the Plan, each recipient of an Option shall execute an Option Agreement, substantially in the form of EXHIBIT A to the Plan (in the case of Incentive Stock Options) or EXHIBIT B to the Plan (in the case of Non-Statutory Stock Options). The Option Agreement may be in such other form not inconsistent with the Plan as shall be specified by the Board of Directors at the time such Option is granted.

     (b) PURCHASE PRICE. No consideration is to be paid for the grant of an Option. The purchase price per share of stock deliverable upon the exercise of an Option shall be determined by the Board on the date such Option is granted; provided, however, that (i) in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the Fair Value (as defined in Section 17(b)) of such stock, as determined by the Board at the grant of such Option, (ii) in the case of a Non-Statutory Stock Option, the exercise price shall not be less than 85% of the Fair Value, and (iii) in the case of any Option granted to a 10% Stockholder, the exercise price shall not be less than 110% of the Fair Value.

     (c) PAYMENT OF EXERCISE PRICE. Payment of the exercise price of an Option shall be in cash (by check) or, in the sole discretion of the Board and to the extent authorized in the Option Agreement, in any of the following methods or any combination thereof: (i) by surrender of shares of fully paid Common Stock of the Company with a Fair Value equal to the aggregate exercise price; (ii) by waiver of compensation owed by the Company to the Option holder; (iii) through a "SAME-DAY SALE" commitment from the Option holder and an NASD broker; (iv) through a "MARGIN" commitment from the Option holder and an NASD broker; (v) by the surrender of other Options held by the Option holder (other than Incentive Stock Options) to purchase Common Stock of the Company, to the extent of the "SPREAD" on the surrendered Options (the "SPREAD" being the amount by which the Fair Value of the shares covered by the surrendered Options on the exercise date exceeds the aggregate exercise price of the surrendered Options); (vi) by tender of a full-recourse promissory note bearing interest at a rate and coming due in installments as determined by the Board; or (vii) by any other lawful means.

     (d) INCENTIVE STOCK OPTIONS. Options granted under the Plan that are intended to be Incentive Stock Options shall be specifically designated as intending to be Incentive Stock Options and shall be subject to the following additional terms and conditions:

     (i) 10% STOCKHOLDER. If any employee to whom an Incentive Stock Option is to be granted under the Plan is at the time of the grant of such Option a 10% Stockholder, then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual: (x) the exercise price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Value of one share of Common Stock at the time of grant; and (y) the option exercise period shall not exceed five years from the date of grant.

     (ii) DOLLAR LIMITATION. Common Stock of the Company that is acquired pursuant to the exercise of an Incentive Stock Option granted to an employee under the Plan shall be deemed to be acquired pursuant to the exercise of an incentive stock option under Code Section 422, only to the extent that the aggregate Fair Value (determined as of the respective date or dates of grant) of the Common Stock with respect to which such Incentive Stock Option, and all other incentive stock options that are granted to such employee under the Plan (and under any other incentive stock option plans of the Company, and any Parent Corporation and any Subsidiary) are exercisable for the first time by such employee in any one calendar year, does not exceed $100,000. To effectuate the provisions of this Section 6(d)(ii), the Board may designate the shares of Common Stock that are treated as acquired pursuant to the exercise of an Incentive Stock Option by issuing a separate certificate for such shares and identifying such certificates as Incentive Stock Option stock in its stock transfer records. Except as modified by the preceding provisions of this Section 6(d) all the provisions of the Plan applicable to Options shall be applicable to Incentive Stock Options granted hereunder.

     (e) NON-STATUTORY STOCK OPTIONS. Upon the exercise by an Award Owner of a Non-Statutory Stock Option, the Board may, in its discretion, make a payment in cash, in lieu of delivery of one or more shares of Common Stock, in an amount per share equal to the Fair Value, on the effective date of exercise, of such share or shares. If, upon exercise, the

Board has determined to pay cash in lieu of one or more shares, any portion of the purchase price of such shares that has not previously been paid by the Award Owner shall be offset against the amount payable by the Company.

7.   RIGHTS

     (a) FORMS OF RIGHTS AGREEMENT. As a condition to the grant of Rights under the Plan, each Rights holder shall execute a Rights Agreement, substantially in the form of EXHIBIT C to the Plan (in the case of Tandem Rights) or EXHIBIT D to the Plan (in the case of Non-Tandem Rights), or in such other form not inconsistent with the Plan, as shall be specified by the Board at the time such Rights are granted.

     (b) PURCHASE PRICE. No consideration is to be paid for the grant of a Right.

     (c) ENTITLEMENT UNDER EACH RIGHT. To the extent the holder of a Right is vested in such Right (as provided in the Rights Agreement), each Right granted shall entitle the Right holder upon exercise of the Right to a lump sum payment in cash, for each share covered by the Right, equal to the excess, if any, of
(i) the Fair Value, on the effective date of exercise, of one share of Common Stock over (ii) the Fair Value, on the date of grant, of such share; provided, however, in the sole discretion of the Board, at any time prior to settlement of the Right, (A) up to 100% of the payment may be made in shares of Common Stock based on the Fair Value on the exercise date of such shares of Common Stock, and
(B) the remainder in a lump sum cash payment. Any lump sum cash payments may be made in installments with interest, at a rate and over a period determined by the Board.

8.   EXERCISE PERIOD

     (a) GENERALLY. Each Award shall expire on such date as the Board shall determine on the date such Award is granted, but in no event after the expiration of ten years from the date on which such Award is granted (or five years in the case of Incentive Stock Options described in Section 6(d)(i)), and in all cases each Award shall be subject to earlier termination as provided in the Plan.

     (b) EFFECT OF TERMINATION OF STATUS AS ELIGIBLE PARTICIPANT. No Award may be exercised unless, at the time of such exercise, the Award Owner is, and continuously since the date of grant of his or her Award, has been an employee, director, consultant, advisor or other eligible service provider of one or more of the Company, a Parent Corporation or a Subsidiary (in each case, an "ELIGIBLE PARTICIPANT"), except that subject to Section 10 and if and to the extent the Award agreement so provides:

     (i) the Award may be exercised within the period of three months after the date the Award Owner ceases to be an Eligible Participant of any of the foregoing entities (or within such lesser period as may be specified in the Award agreement);

     (ii) if the Award Owner dies while an Eligible Participant or within three months after the Award Owner ceases to be an Eligible Participant, the Award may be exercised by the administrator of the Award Owner's estate, or by the person to whom the Award is transferred by will or the laws of descent and distribution, within the period of one year after the date of death (or within such lesser period as may be specified in the Award agreement); and

     (iii) if the Award Owner becomes disabled (within the meaning of Section 22(e)(3) of the Code) while an Eligible Participant, the Award may be exercised within the period of one year after the date the Award Owner ceases to be an Eligible Participant because of such disability (or within such lesser period as may be specified in the Award agreement);

provided, however, that in no event may any Award be exercised after the expiration date of the Award. Any Award or portion thereof that is vested on or before the date on which the Award Owner ceases to be an Eligible Participant (the "TERMINATION DATE"), but not exercised during the applicable time period specified above (or any shorter period specified in the Award agreement) shall be deemed terminated at the end of the applicable time period for purposes of
Section 5.

Any Award or portion thereof that is not vested, and will not become vested based on the applicable vesting schedule, on or before the Termination Date shall be deemed terminated for purposes of Section 5 on the earlier of (i) the Termination Date or (ii) the date of the Award Owner's last day of active work at the Company (which, in the case of a lay-off, shall be the effective date of the lay-off).

     (c) EFFECTIVE DATE OF EXERCISE. Subject to the provisions of Sections 8(a), 8(b) and 10, the exercise of an Award by an Award Owner shall take effect on the date of receipt by the Company of written notice of exercise by the Award Owner, provided such receipt is followed promptly by receipt of any required payment for such exercise.

9.   ASSIGNABILITY OF AWARDS

     To the extent required for registration on Form S-8 under the Securities Act of 1933, as amended (the "1933 ACT"), no Award granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution; provided that if the requirements for registration on Form S-8 are subsequently amended to permit broader transferability of options, Awards shall be transferable to the extent provided in the Award agreement covering the Award, and the Board shall have discretion to amend any such outstanding Award to provide for broader transferability of the Award as the Board may authorize within the limitations of the requirements for registration on Form S-8. Notwithstanding the foregoing, if required by the Code, each Incentive Stock Option under the Plan shall be transferable by the holder thereof only by will or the laws of descent and distribution and, during the Option holder's lifetime, shall be exercisable only the Option holder. In the event of any transfer of an Award hereunder that is permitted by the requirements for registration on Form S-8, the transferee shall be entitled to exercise the Award in the same manner and only to the same extent as the Award holder (or his or her personal representative or the person who would have acquired the right to exercise the Award by bequest or intestate succession) would have been entitled to exercise the Award under Sections 6, 7 and 8 had the Award not been transferred.

10.  VESTING OF AWARDS

     An Option or Right may be exercised, and payment shall be made upon exercise of such Award, only to the extent that such Award has vested. Unless otherwise specified by the Board at the time an Award is granted, an Award shall vest based on the collective number of years of service with or for the Company, the Parent Corporation and Subsidiaries, in accordance with the schedule or terms set forth in the Award agreement executed by the Award Owner and a duly authorized officer of the Company. Notwithstanding the foregoing, unless the Board specifically authorizes a different vesting schedule with respect to an Award, an Award shall become exercisable based on the number of full years of service that such Award Owner has completed since the Award's date of grant, in accordance with the following schedule:

                                           Percentage of
        Number of Years of              Award Available for
     Service Since Date of Grant        Exercise (Cumulative)
     ---------------------------        ---------------------
          1 year                                 25%
          2 years                                50%
          3 years                                75%
          4 or more years                       100%

     The Board, in its discretion, may establish a different vesting schedule at the time an Award is granted.

     Notwithstanding anything to the contrary in this Section 10, upon the exercise of an Award by a director or officer who is subject to Section 16 of the 1934 Act, the Company shall determine if such exercise complies with Rule 16b-3(d)(3). If such exercise does not so comply, such exercise shall not be given effect unless (i) the Company, within 5 days of receipt of the notice of exercise, notifies the Award Owner, in writing, of such noncompliance and the Award Owner responds in writing, in substance and form satisfactory to the Company, within 5 days of receipt of the Company's notification, that such exercise is to remain effective.

11.  GENERAL RESTRICTIONS

     (a) AWARD OWNER REPRESENTATIONS. The Company may require any person to whom a Award is granted, as a condition of exercising such Award, to give such written assurances, in substance and form satisfactory to the Company, as the Company deems necessary or appropriate in order to comply with applicable federal and state securities laws. If the Award Owner is subject to Section 16 of the 1934 Act, the Company may require that such Award Owner give written assurances, in substance and form satisfactory to the Company, that such person has consulted with competent counsel as to the application of Section 16(b) of the 1934 Act to such exercise.

     (b) STOCK CERTIFICATE LEGENDS. Certificates representing shares issued upon exercise of the Award shall bear such legends as are deemed appropriate by legal counsel to the Company, unless the Award Owner provides a written opinion of legal counsel, satisfactory to the Company, that any such legend is not required.

     (c)  COMPLIANCE WITH SECURITIES LAWS

          (i) Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of such Award or the shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with the grant or exercise of such Award or the issuance or purchase of shares thereunder, such Award shall not be effective or may not be accepted or exercised in whole or in part (as applicable) unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

          (ii) The Company shall provide each Award Owner with such information, statements, discussions and analyses with respect to the Company in such manner and at such times as may be required under state or federal securities laws.

12.  RIGHTS AS A STOCKHOLDER

     The Award Owner shall have no rights as a stockholder with respect to any shares covered by the Award until the date on the stock certificate issued to him or her for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on such stock certificate.

13.  RECAPITALIZATION

     In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of shares available under the Plan and under any Awards granted under the Plan (including appropriate adjustment to applicable exercise prices). Such adjustment to outstanding Awards shall be made without change in the total value applicable to the unexercised portion of such Awards as of the date of the adjustment. No such adjustment shall be made with respect to an Incentive Stock Option that would, within the meaning of any applicable provisions of the Code, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the holder of an Option.

14.  REORGANIZATION

     In the event (i) the Company is merged or consolidated with another corporation other than an Affiliate, and the Company is not the surviving corporation, or (ii) all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation other than an Affiliate, or (iii) there is a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to all outstanding Awards, either (x) in the case of a merger, consolidation or reorganization of the Company, make appropriate provision for the protection of any such outstanding

Awards by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation that will be issuable in respect of the shares of Common Stock of the Company (provided that no additional benefits shall be conferred upon Award Owners as a result of such substitution), or (y) upon written notice to the Award Owners, provide that all vested unexercised Awards must be exercised within a specified number of days of the date of such notice or they will be terminated, or (z) upon written notice to the Award Owners, provide that all vested unexercised Awards shall be purchased by the Company or successor within a specified number of days of the date of such notice at a price equal to the value the Award Owners would have received if they then exercised all their vested Awards and immediately received full payment in respect of such exercise, as determined in good faith by the Board. In any such case, the Board may, in its discretion, accelerate the exercise dates of all or any individual outstanding Awards; provided, however, the Company may not accelerate the exercise dates of any outstanding Awards to an Award Owner to the extent such acceleration will cause the disallowance of a deduction under the "GOLDEN PARACHUTE PAYMENT" rules under
Section 28OG of the Code with respect to any payment to the Award Owner under this Plan or otherwise.

15.  NO SPECIAL RIGHTS AS AN ELIGIBLE PARTICIPANT

     Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Award Owner any right with respect to the continuation of his or her employment or other status as an Eligible Participant or interfere in any way with the right of the Company (or any Parent Corporation or Subsidiary), subject to the terms of any separate agreement to the contrary, at any time to terminate such employment or other relationship or to increase or decrease the compensation of the Award Owner from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination or cessation of services for purposes of this Plan shall be determined by the Board.

16.  OTHER EMPLOYEE BENEFITS

     The amount of any income deemed to be received by an Award Owner as a result of the exercise of an Award or the sale of shares received upon such exercise will not constitute "COMPENSATION" or "EARNINGS" with respect to which any other benefits of such person are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

17.  DEFINITIONS

     (a) AFFILIATE. The term "AFFILIATE" shall mean a corporation or other person that, at the time of reference, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

     (b) FAIR VALUE. The term "FAIR VALUE" of a share of Common Stock shall mean
(i) if the Common Stock is not traded on a national securities exchange or "OVER THE COUNTER," the fair value, as determined in good faith by the Board using any reasonable valuation method without application of a discount to reflect liquidity; (ii) if the Common Stock is traded on a national securities exchange, the closing price for such stock on the day immediately preceding the date of determination or if there is no closing price on such date, the last preceding closing price, or (iii) if the Common Stock is traded "OVER-THE- COUNTER," the closing price on the business day immediately preceding the date of determination, or if a closing price is not available, the average of the highest bid and the lowest offer reported on the business day immediately preceding the date of determination.

     (c) PARENT CORPORATION. The term "PARENT CORPORATION" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in such chain. The status of a corporation as a Parent Corporation shall be determined as set forth above at the time of: (1) the grant of the Award, for purposes of Sections 4, 6(d)(i) and 6(d)(ii); (2) the exercise of the Award, for purposes of Sections 8(b) and 8(b)(i); (3) the Award Owner's death or disability, as applicable, for purposes of Sections 8(b)(ii) and (iii); and (4) the vesting date, for purposes of Section 10.

     (d) RULE 16b-3. The term "RULE 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to Section 16 of the 1934 Act, or any successor rule.

     (e) SUBSIDIARY. The term "SUBSIDIARY" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The status of a corporation as a Subsidiary shall be determined as set forth above at the time of: (1) the grant of the Award, for purposes of Sections 4, 6(d)(i) and 6(d)(ii); (2) the exercise of the Award, for purposes of Sections 8(b) and 8(b)(i); (3) the Award Owner's death or disability, as applicable, for purposes of Sections 8(b)(ii) and (iii); and (4) the vesting date, for purposes of
Section 10.

18.  AMENDMENT OF THE PLAN

     (a) GENERAL. The Board may at any time and from time to time modify or amend the Plan in any respect, except that the Board shall not modify or amend the Plan in a manner that would require stockholder approval under Section 422 of the Code, without obtaining such stockholder approval, if such amendment would affect the status of any outstanding Incentive Stock Option as an incentive stock option under Section 422 of the Code. As of June 1996, Section 422 of the Code required stockholder approval of amendments that (A) increase the aggregate number of shares that may be issued pursuant to Incentive Stock Options (except for permissible adjustments provided in the Plan), or (B) change the designation of employees or the class of employees eligible to receive Incentive Stock Options. The termination or any modification or amendment of the Plan shall not, without the consent of an Award Owner, affect his or her rights under an Award previously granted to him or her. With the consent of the Award Owners affected, the Board may amend outstanding Award agreements in a manner not inconsistent with the Plan.

     (b) AMENDMENTS TO COMPLY WITH TAX AND SECURITIES LAWS. Notwithstanding the provisions of Section 18(a), the Board shall have the right, but not the obligation, without the consent of the Company's stockholders, to (i) amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise), as may be afforded incentive stock options under Section 422 of the Code, and (ii) amend or modify the terms and provisions of the Plan and of any outstanding Award granted under the Plan to the extent necessary or advisable to comply with or conform to any securities laws to which, in the opinion of counsel to the Company, the Plan or Award is subject.

19.  WITHHOLDING

     The Company shall have the right to deduct from any distribution of cash to an Award Holder, any amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "WITHHOLDING TAXES") with respect to any Award. If an Award Holder is to experience a taxable event in connection with the receipt of shares upon exercise of an Award, the Award Holder shall pay the Withholding Taxes to the Company prior to such issuance. The Committee, in its sole discretion, may authorize the Company to permit an Award Holder to satisfy the obligation to pay Withholding Taxes by having the Company withhold a portion of the shares otherwise issuable to the Award Holder having a Fair Value, on the date preceding the date of issuance, equal to the Withholding Taxes; provided that any such withholding with respect to an Award Holder that is subject to Section 16(b) of the 1934 Act shall comply with all requirements necessary to make such withholding an exempt transaction under Section 16(b).

20.  EFFECTIVE DATE AND DURATION OF THE PLAN

     (a) EFFECTIVE DATE. The effective date of the Plan is July 16, 1992 (the "EFFECTIVE DATE"), which was the date on which the Board and the stockholders of the Company first approved the adoption of the Plan. Awards may be granted under the Plan at any time after the Effective Date and before the date fixed for termination of the Plan, as provided in Section 20(b).

     (b) TERMINATION. The Plan shall terminate upon the earlier of (i) the close of business on May 23, 2012, which is the day next preceding the tenth anniversary of the date the Company's Board and stockholders approved the extension of the Plan, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of Awards granted under the Plan. If the date of termination is determined under
(i) above, then Awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Awards.

21.  RULE 16B-3 COMPLIANCE

     Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

     EXHIBIT A

NOTICE OF GRANT OF STOCK OPTIONS
AND OPTION AGREEMENT                                      AMPEX CORPORATION
     ID: 13-3667696
     1228 DOUGLAS AVENUE
     REDWOOD CITY, CA 94063

     OPTION NUMBER:
     PLAN:                                                       1992
     ID:

Effective , you have been granted an Incentive Stock Option to buy _______shares of AMPEX CORPORATION (the Company) Class A stock at $ per share.

The total option price of the shares granted is $ Shares in each period will become fully vested on the date shown.

     SHARES            VEST TYPE           FULL VEST            EXPIRATION

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's 1992 Stock Incentive Plan and the Option Agreement, all of which are attached and made a part of this document.

----------------------------------      ----------------------------
AMPEX CORPORATION                       Date

----------------------------------      ----------------------------
                                      Date

                                AMPEX CORPORATION

                                OPTION AGREEMENT

                            (INCENTIVE STOCK OPTION)

1.   GENERAL

     AMPEX CORPORATION, a Delaware corporation (the "COMPANY"), has granted an option (the "OPTION"), pursuant to the Company's 1992 Stock Incentive Plan, as amended (the "PLAN") to purchase shares of the Company's Class A Common Stock, $0.01 par value per share ("COMMON STOCK") as set forth on the immediately preceding page (the "FACING PAGE"). These terms and conditions and the Facing Page together constitute this Option Agreement (the "AGREEMENT"). All undefined capitalized terms herein shall have the same meaning as set forth in the Plan. This Option is subject to the terms and conditions of the Agreement and the terms and conditions of the Plan. By signing the Facing Page, the recipient of this Option (the "OPTIONEE") agrees to the terms and conditions of this Option Agreement, acknowledges receipt of a copy of the Option Agreement and the Plan, and understands and agrees that this Option Agreement is not meant to interpret, extend, or change the Plan in any way, nor to represent the full terms of the Plan. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan as interpreted by the Company, the provisions of the Plan shall govern.

2.   INCENTIVE STOCK OPTION

     This Option is intended to qualify as an incentive stock option ("INCENTIVE STOCK OPTION") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the

3.   EXERCISE OF OPTION AND PROVISIONS FOR TERMINATION

     (a) EXERCISABILITY OF OPTION. This Option shall become exercisable and Option shares may be purchased in accordance with the schedule set forth on the Facing Page. Notwithstanding the foregoing, this Option shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended, all other applicable laws and regulations (including state securities laws) and the requirements of any securities exchange on which the shares of Common Stock are listed.

     (b) EXPIRATION DATE. Except as otherwise provided in this Agreement, each portion of this Option may not be exercised after the expiration date (hereinafter the "EXPIRATION DATE") that is the set forth on the Facing Page. Notwithstanding the foregoing, if an Optionee is a "10% STOCKHOLDER" as defined in Section 4(b) of the Plan, the Expiration Date for all portions of the Option shall be no later than the fifth anniversary of the date of grant.

     (c) EXERCISE PROCEDURE. Subject to the conditions set forth in this Agreement and, if applicable, Section 9 of the Plan, this Option shall be exercised by the Optionee's delivery of written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased and the Exercise Price Per Share to be paid therefor and accompanied by payment in full in accordance with Section 4 below, and such exercise shall be effective on the date described in Section 8(c) of the Plan. The Optionee may purchase less than the total number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for less than 10 whole shares.

     (d) CONTINUOUS SERVICE REQUIRED. Except as otherwise provided in this
Section 3, this Option may not be exercised unless the Optionee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an Eligible Participant (as such term is defined in Section 8(b) of the Plan). For all purposes of this Option, if this Option shall be assumed or a new option substituted therefor in a transaction described in
Section 14 of the Plan, service with such assuming or substituting corporation (hereinafter called the "SUCCESSOR CORPORATION") or with a Parent Corporation or a Subsidiary thereof (as defined in the Plan, respectively, but with the Successor Corporation substituted for the Company in such definitions) shall be considered for all purposes of this option to be service with the Company, a Parent Corporation or a Subsidiary, as the case may be.

     (e) TERMINATION OF STATUS AS ELIGIBLE PARTICIPANT. Subject to Section 3(g) below, if the Optionee ceases to be an Eligible Participant for any reason other than death or disability or a discharge for "CAUSE," as provided in Section 3(h) below, the right to exercise this Option shall terminate three months after such cessation (but in no event after the Expiration Date).

     (f) EXERCISE PERIOD UPON DEATH OR DISABILITY. Except as otherwise provided in Sections 3(a), 3(b) or 3(g), if the Optionee dies or becomes disabled (within the meaning under the Plan) prior to the Expiration Date, while he or she is an Eligible Participant, or if the Optionee dies within three months after the Optionee ceases to be an Eligible Participant (other than as the result of a discharge for "CAUSE" as specified in Section 3(h) below), this Option shall be exercisable, within the period of one year following the date of death or disability of the Optionee (but in no event after the Expiration Date), by the Optionee (or the Optionee's legal representative in event of legal incapacity) or by the person to whom this Option is transferred by will or the laws of descent and distribution. Except as otherwise indicated by the context, the term "OPTIONEE," as used in this Option, shall be deemed to include the estate of the Optionee, or any person who acquires the right to exercise this option by reason of legal incapacity or by bequest or inheritance or otherwise by reason of the death of the Optionee.

     (g) TERMINATION OF UNVESTED OPTIONS. As described above, if this Option or a portion thereof is vested on or before the date on which the Optionee ceases to be an Eligible Participant (the "TERMINATION DATE"), but not exercised during the applicable time period specified in Section 3(e) or 3(f) above, the Option or portion thereof shall be deemed terminated at the end of the applicable time period. However, if this Option or a portion thereof is not vested, and will not become vested based on the vesting schedule referred to in Section 3(a) above, on or before the Termination Date, the Option or portion thereof shall be deemed terminated on the earlier of (i) the Termination Date or (ii) the date of the Optionee's last day of active service with the Company, a Parent Corporation or a Subsidiary, as the case may be (which, in the case of a lay-off, shall be the effective date of the layoff).

     (h) DISCHARGE FOR CAUSE. If the Optionee, prior to the Expiration Date, ceases his or her status as an Eligible Participant because he or she is discharged for "CAUSE" (as defined below), the right to exercise this Option shall terminate immediately upon such cessation of service. "CAUSE" shall mean willful misconduct in connection with the Optionee's employment or other service, willful failure to perform his or her responsibilities in the best interests of the Company, a Parent Corporation or a Subsidiary (as the case may be), as determined by the entity, which determination shall be conclusive.

4.   PAYMENT OF PURCHASE PRICE

     Payment of the purchase price for shares purchased upon exercise of this Option shall be made by delivery to the Company of the purchase price, payable in cash (by check) or any other method of payment that is permitted by the Plan and specifically authorized by the Board of Directors at the time of the grant of this Option.

5.   DELIVERY OF SHARES

     The Company shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, PROVIDED that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action. No shares shall be issued and delivered upon exercise of any Option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law, including state securities laws, or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

6.   TRANSFERABILITY OF OPTION

     Except as provided in Section 3(f) of this Agreement or Section 9 of the Plan, this Option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), except by will or the laws of descent and distribution, nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this Option and such rights shall, at the election of the Company, become null and void.

7.   NO SPECIAL RIGHTS AS AN ELIGIBLE PARTICIPANT

     Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any Parent Corporation or Subsidiary to continue the status of the Optionee as an employee or other Eligible Participant for the period within which this Option may be exercised. However, during the period of the Optionee's service, the Optionee shall render diligently and faithfully the services which are assigned from time to time by the Board of Directors or by the executive officers of the Company or any Parent Corporation or Subsidiary and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the foregoing entities.

8.   RIGHTS AS A STOCKHOLDER

     The Optionee shall have no rights as a stockholder with respect to any shares that may be purchased by exercise of this Option unless and until a certificate representing such shares is duly issued to the Optionee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on such stock certificate.

9.   RECAPITALIZATION

     In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of shares for which this Option shall be exercisable, as provided in Section 13 of the Plan. Such adjustment to this Option shall be made without change in the total price applicable to the unexercised portion of this Option, and a corresponding adjustment in the Option price per share shall be made. No such adjustment shall be made that would, within the meaning of any applicable provisions of the Code, constitute a modification, extension or renewal of this Option or a grant of additional benefits to the Optionee.

10.  REORGANIZATION

     In the event the Company is merged or consolidated with another corporation other than an Affiliate and the Company is not the surviving corporation, or in the event all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation other than an Affiliate, or in the event of a reorganization or liquidation of the Company prior to the Expiration Date or termination of this Option, the Optionee shall, with respect to this Option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 14 of the Plan.

11.  WITHHOLDING TAXES

     The Company's obligation to deliver shares upon the exercise of this Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

12.  OPTIONEE REPRESENTATIONS; LEGEND

     (a) REPRESENTATIONS. By signing the Facing Page, the Optionee represents, warrants and covenants that he or she has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company. The Optionee understands that there may be restrictions on his or her ability to resell any shares acquired on exercise of an Option, including but not limited to insider trading laws and the Company's insider trading policy, as well as other restrictions that will apply if the Optionee is an "AFFILIATE" of the Company. By making payment upon exercise of this Option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 12.

     (b) LEGEND ON STOCK CERTIFICATE. The Optionee understands that, pursuant to the Company's Restated Certificate of Incorporation, any shares of Common Stock owned by a "RESTRICTED FOREIGN HOLDER" (as defined in the Restated Certificate of Incorporation) shall not be entitled to vote on any matter submitted to a vote of stockholders. Accordingly, all stock certificates representing shares of Common Stock issued to the Optionee upon exercise of this Option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED PURSUANT TO THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION TO THE EFFECT THAT THE VOTING RIGHTS OF CERTAIN HOLDERS OF THE CORPORATION'S SECURITIES MAY BE NULLIFIED IN THE EVENT OF ANY INQUIRY OR DETERMINATION BY THE U.S. DEPARTMENT OF DEFENSE REGARDING FOREIGN OWNERSHIP OF THE CORPORATION AND ITS POSSIBLE EFFECTS ON NATIONAL SECURITY."

13.  LIMITATION ON DISPOSITION OF INCENTIVE STOCK OPTION SHARES

     It is understood and intended that this Option shall qualify as an "INCENTIVE STOCK OPTION" as defined in Section 422 of the Code. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any shares acquired upon exercise of the Option within the one year period beginning on the day after the day of the issuance of such shares to the Optionee, nor within the two year period beginning on the day after the date of grant of this Option. If the Optionee disposes of any such shares (whether by sale, exchange, gift, transfer or otherwise) prior to the expiration of either such period, he or she will notify the Company in writing within ten days after such disposition.

     Notwithstanding the foregoing, nothing herein shall be deemed to be or interpreted as a representation, guarantee or other undertaking on the part of the Company that this Option is or will be determined to be an incentive stock option within the meaning of Section 422 of the Code or any other Code section.

14.  MISCELLANEOUS

     (a) Except as provided herein or in the Plan, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

     (b) All notices under this Option shall, unless otherwise provided herein, be mailed or delivered by hand to the parties at their respective addresses set forth on the Facing Page or at such other address as may be designated in writing by either of the parties to the other.

     (c) This Option shall be governed by and construed in accordance with the laws of the State of Delaware.

     (d) This Agreement shall be binding upon and inure to the heirs, successors and assigns of Optionee (subject, however, to the limitations set forth herein with respect to assignment of the option or rights therein) and the Company and shall be construed in a manner that is consistent with the provisions of the Plan.

     EXHIBIT B

NOTICE OF GRANT OF STOCK OPTIONS
AND OPTION AGREEMENT                                      AMPEX CORPORATION
     ID: 13-3667696
     1228 DOUGLAS AVENUE
     REDWOOD CITY, CA 94063

     OPTION NUMBER:
     PLAN:                                                       1992
     ID:

Effective , you have been granted a Non-Qualified Stock Option to buy _______shares of AMPEX CORPORATION (the Company) Class A stock at $ per share.

The total option price of the shares granted is $

Shares in each period will become fully vested on the date shown.

     SHARES            VEST TYPE           FULL VEST            EXPIRATION

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's 1992 Stock Incentive Plan, as amended, and the Option Agreement, all of which are attached and made a part of this document.

----------------------------------      ----------------------------
AMPEX CORPORATION                       Date

----------------------------------      ----------------------------
                                      Date

                                AMPEX CORPORATION

                                OPTION AGREEMENT

                           (NONQUALIFIED STOCK OPTION)

1.   GENERAL

     AMPEX CORPORATION, a Delaware corporation (the "COMPANY"), has granted an option (the "OPTION"), pursuant to the Company's 1992 Stock Incentive Plan, as amended (the "PLAN"), to purchase shares of the Company's Class A Common Stock, $0.01 par value per share ("COMMON STOCK") as set forth on the immediately preceding page (the "FACING PAGE"). These terms and conditions and the Facing Page together constitute this Option Agreement (the "AGREEMENT"). All undefined capitalized terms herein shall have the same meaning as set forth in the Plan. This Option is subject to the terms and conditions of the Agreement and the terms and conditions of the Plan. By signing the Facing Page, the recipient of this Option (the "OPTIONEE") agrees to the terms and conditions of this Option Agreement, acknowledges receipt of a copy of the Option Agreement and the Plan, and understands and agrees that this Option Agreement is not meant to interpret, extend, or change the Plan in any way, nor to represent the full terms of the Plan. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan as interpreted by the Company, the provisions of the Plan shall govern.

2.   EXERCISE OF OPTION AND-PROVISIONS FOR TERMINATION

     (a) EXERCISABILITY OF OPTION. This Option shall become exercisable and Option shares may be purchased in accordance with the schedule set forth on the Facing Page. Notwithstanding the foregoing, this Option shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended, all other applicable laws and regulations (including state securities laws) and the requirements of any securities exchange on which the shares of Common Stock are listed.

     (b) EXPIRATION DATE. Except as otherwise provided in this Agreement, each portion of this Option may not be exercised after the expiration date (hereinafter the "EXPIRATION DATE") that is the set forth on the Facing Page.

     (c) EXERCISE PROCEDURE. Subject to the conditions set forth in this Agreement and, if applicable, Section 9 of the Plan, this Option shall be exercised by the Optionee's delivery of written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased and the Exercise Price Per Share to be paid therefor and accompanied by payment in full in accordance with Section 3 below, and such exercise shall be effective on the date described in Section 8(c) of the Plan. The Optionee may purchase less than the total number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for less than 10 whole shares.

     (d) CONTINUOUS SERVICE REQUIRED. Except as otherwise provided in this
Section 2, this Option may not be exercised unless the Optionee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an Eligible Participant (as such term is defined in Section 8(b) of the Plan). For all purposes of this Option, if this Option shall be assumed or a new option substituted therefor in a transaction described in
Section 14 of the Plan, service with such assuming or substituting corporation (hereinafter called the "SUCCESSOR CORPORATION") or with a Parent Corporation or a Subsidiary thereof (as defined in the Plan, respectively, but with the Successor Corporation substituted for the Company in such definitions) shall be considered for all purposes of this option to be service with the Company, a Parent Corporation or a Subsidiary, as the case may be.

     (e) TERMINATION OF STATUS AS ELIGIBLE PARTICIPANT. Subject to Section 2(g) below, if the Optionee ceases to be an Eligible Participant for any reason other than death or disability or a discharge for "CAUSE," as provided in Section 2(h) below, the right to exercise this Option shall terminate three months after such cessation (but in no event after the Expiration Date).

     (f) EXERCISE PERIOD UPON DEATH OR DISABILITY. Except as otherwise provided in Sections 2(a), 2(b) or 2(g), if the Optionee dies or becomes disabled (within the meaning under the Plan) prior to the Expiration Date, while he or she is an Eligible Participant, or if the Optionee dies within three months after the Optionee ceases to be an Eligible Participant (other than as the result of a discharge for "CAUSE" as specified in Section 2(h) below), this Option shall be exercisable, within the period of one year following the date of death or disability of the Optionee (but in no event after the Expiration Date), by the Optionee (or the Optionee's legal representative in event of legal incapacity) or by the person to whom this Option is transferred by will or the laws of descent and distribution. Except as otherwise indicated by the context, the term "OPTIONEE," as used in this Option, shall be deemed to include the estate of the Optionee, or any person who acquires the right to exercise this option by reason of legal incapacity or by bequest or inheritance or otherwise by reason of the death of the Optionee.

     (g) TERMINATION OF UNVESTED OPTIONS. As described above, if this Option or a portion thereof is vested on or before the date on which the Optionee ceases to be an Eligible Participant (the "TERMINATION DATE"), but not exercised during the applicable time period specified in Section 2(e) or 2(f) above, the Option or portion thereof shall be deemed terminated at the end of the applicable time period. However, if this Option or a portion thereof is not vested, and will not become vested based on the vesting schedule referred to in Section 2(a) above, on or before the Termination Date, the Option or portion thereof shall be deemed terminated on the earlier of (i) the Termination Date or (ii) the date of the Optionee's last day of active service with the Company, a Parent Corporation or a Subsidiary, as the case may be (which, in the case of a lay-off, shall be the effective date of the layoff).

     (h) DISCHARGE FOR CAUSE. If the Optionee, prior to the Expiration Date, ceases his or her status as an Eligible Participant because he or she is discharged for "CAUSE" (as defined below), the right to exercise this Option shall terminate immediately upon such cessation of service. "CAUSE" shall mean willful misconduct in connection with the Optionee's employment or other service, willful failure to perform his or her responsibilities in the best interests of the Company, a Parent Corporation or a Subsidiary (as the case may be), as determined by the entity, which determination shall be conclusive.

3.   PAYMENT OF PURCHASE PRICE

     Payment of the purchase price for shares purchased upon exercise of this Option shall be made by delivery to the Company of the purchase price, payable in cash (by check) or any other method of payment that is permitted by the Plan and specifically authorized by the Board of Directors on or before the time of exercise.

4.   DELIVERY OF SHARES

     The Company shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, PROVIDED that (a) in accordance with Section 6(e) of the Plan, the Company may make a payment in cash in lieu of delivery of shares, and (b) if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action. No shares shall be issued and delivered upon exercise of any Option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law, including state securities laws, or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

5.   TRANSFERABILITY OF OPTION

     Except as provided in Section 2(f) of this Agreement or Section 9 of the Plan, this Option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), except by will or the laws of descent and distribution, nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this Option and such rights shall, at the election of the Company, become null and void.

6.   NO SPECIAL RIGHTS AS AN ELIGIBLE PARTICIPANT

     Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any Parent Corporation or Subsidiary to continue the status of the Optionee as an employee or other Eligible Participant for the period within which this Option may be exercised. However, during the period of the Optionee's service, the Optionee shall render diligently and faithfully the services which are assigned from time to time by the Board of Directors or by the executive officers of the Company or any Parent Corporation or Subsidiary and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the foregoing entities.

7.   RIGHTS AS A STOCKHOLDER

     The Optionee shall have no rights as a stockholder with respect to any shares that may be purchased by exercise of this Option unless and until a certificate representing such shares is duly issued to the Optionee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on such stock certificate.

8.   RECAPITALIZATION.

     In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of shares for which this Option shall be exercisable, as provided in Section 13 of the Plan. Such adjustment to this Option shall be made without change in the total price applicable to the unexercised portion of this Option, and a corresponding adjustment in the Option price per share shall be made. No such adjustment shall be made that would constitute a grant of additional benefits to the Optionee.

9.   REORGANIZATION

     In the event the Company is merged or consolidated with another corporation other than an Affiliate and the Company is not the surviving corporation, or in the event all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation other than an Affiliate, or in the event of a reorganization or liquidation of the Company prior to the Expiration Date or termination of this Option, the Optionee shall, with respect to this Option or any unexercised portion hereof, be entitled to the rights and benefits. and be subject to the limitations, set forth in Section 14 of the Plan.

10.  WITHHOLDING TAXES

     The Company's obligation to deliver shares upon the exercise of this Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

11.  OPTIONEE REPRESENTATIONS; LEGEND

     (a) REPRESENTATIONS. By signing the Facing Page, the Optionee represents, warrants and covenants that he or she has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company. The Optionee understands that there may be restrictions on his or her ability to resell any shares acquired on exercise of an Option, including but not limited to insider trading laws and the Company's insider trading policy, as well as other restrictions that will apply if the Optionee is an "AFFILIATE" of the Company. By making payment upon exercise of this Option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 11.

     (b) LEGEND ON STOCK CERTIFICATE. The Optionee understands that, pursuant to the Company's Restated Certificate of Incorporation, any shares of Common Stock owned by a "RESTRICTED FOREIGN HOLDER" (as defined in the Restated

Certificate of Incorporation) shall not be entitled to vote on any matter submitted to a vote of stockholders. Accordingly, all stock certificates representing shares of Common Stock issued to the Optionee upon exercise of this Option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED PURSUANT TO THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION TO THE EFFECT THAT THE VOTING RIGHTS OF CERTAIN HOLDERS OF THE CORPORATION'S SECURITIES MAY BE NULLIFIED IN THE EVENT OF ANY INQUIRY OR DETERMINATION BY THE U.S. DEPARTMENT OF DEFENSE REGARDING FOREIGN OWNERSHIP OF THE CORPORATION AND ITS POSSIBLE EFFECTS ON NATIONAL SECURITY."

12.  MISCELLANEOUS

     (a) Except as provided herein or in the Plan, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

     (b) All notices under this Option shall, unless otherwise provided herein, be mailed or delivered by hand to the parties at their respective addresses set forth on the Facing Page or at such other address as may be designated in writing by either of the parties to the other.

     (c) This Option shall be governed by and construed in accordance with the laws of the State of Delaware.

     (d) This Agreement shall be binding upon and inure to the heirs, successors and assigns of Optionee (subject, however, to the limitations set forth herein with respect to assignment of the option or rights therein) and the Company and shall be construed in a manner that is consistent with the provisions of the Plan.

     EXHIBIT C

                                AMPEX CORPORATION

                   TANDEM STOCK APPRECIATION RIGHTS AGREEMENT

                            GRANT AND ACKNOWLEDGMENT

     AMPEX CORPORATION, a Delaware corporation (the "COMPANY"), hereby grants tandem stock appreciation rights ("RIGHTS"), pursuant to the Company's 1992 Stock Incentive Plan, as amended (the "PLAN"), with respect to shares of the Company's Class A Common Stock, $0.01 par value per share ("COMMON STOCK") as set forth below. These Rights are subject to the terms and conditions attached hereto and the terms and conditions of the Plan.

     NAME OF HOLDER:
                           ------------------------------------
     NUMBER OF SHARES:
                                 --------------------------------------
     DATE OF GRANT:
                           ------------------------------------
     EXERCISE PRICE PER SHARE
     OF TANDEM OPTION:
                                 --------------------------------------

     VESTING SCHEDULE:

     Percentage of                      Date
     Rights Available for               Fully                     Expiration
     Exercise (Cumulative)              Vested                       Date
     ---------------------              ------                    ----------

     The Company has caused this Rights Agreement to be duly executed this ___ day of 20___.

     AMPEX CORPORATION
     1228 Douglas Avenue
     Redwood City, California 94063

     By:
        ---------------------------
                                                 Name:
                                                 Title:

                               HOLDER'S ACCEPTANCE

     I accept this Rights Agreement and agree to the terms and conditions attached hereto. I acknowledge receipt of a copy of the Plan, and I understand and agree that this Rights Agreement is not meant to interpret, extend, or change the Plan in any way, nor to represent the full terms of the Plan. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan as interpreted by the Company, the provisions of the Plan shall govern.

                                         Signature:
                                                   -----------------------------
                                         Address:
                                                 -------------------------------

                                         ---------------------------------------
                                         Date:
                                              ----------------------------------

                                AMPEX CORPORATION

                   TANDEM STOCK APPRECIATION RIGHTS AGREEMENT

                              TERMS AND CONDITIONS

1.   GENERAL.

     The following terms and conditions apply to the Rights grant described in the Grant and Acknowledgment to which these terms and conditions are attached. These terms and conditions and the Grant and Acknowledgment together constitute this Tandem Stock Appreciation Rights Agreement (the "AGREEMENT"). All undefined capitalized terms herein shall have the same meaning as set forth in the Grant and Acknowledgment and the Plan.

     Each Right entitles the Holder to a payment in cash (unless the Company elects otherwise pursuant to Section 3 hereof) equal to the excess of the Fair Value of one share of Class A Common Stock, $0.01 par value, of the Company ("COMMON STOCK") on the effective date of exercise of each such Right, over the exercise price of the option to purchase one share of Common Stock reflected in the tandem option agreement (the "OPTION AGREEMENT"), that was entered into between the Holder and the Company under the Plan, subject to the terms and conditions of this Agreement and the Plan.

2.   EXERCISE OF RIGHTS AND PROVISIONS FOR TERMINATION

     (a) TANDEM RIGHT. Each Right is exercisable only upon cancellation and waiver of the Holder's right to acquire one share of Common Stock under the Option Agreement.

     (b) EXERCISABILITY OF RIGHTS. These Rights shall become exercisable based on the number of full years of service that have expired since the date of grant (set forth in the Grant and Acknowledgment), in accordance with the schedule set forth in the Grant and Acknowledgment. Notwithstanding the foregoing, these Rights shall not be exercisable, and no shares of Common Stock shall be issued on exercise, unless such exercise is in compliance with the Securities Act of 1933, as amended, all other applicable laws and regulations (including state securities laws) and the requirements of any securities exchange on which the shares of Common Stock are listed.

     (c) EXPIRATION DATE, Except as otherwise provided in this Agreement, these Rights may not be exercised after the date (hereinafter the "EXPIRATION DATE") that is the tenth anniversary of the date of grant.

     (d) EXERCISE PROCEDURE. Subject to the conditions set forth in this Agreement and, if applicable, Section 9 of the Plan, these Rights shall be exercised by the Holder's delivery of written notice of exercise to the Secretary of the Company, specifying the number of Rights to be exercised and confirming the cancellation and waiver of the Holder's right under the Option Agreement to exercise an option to purchase one share of Common Stock for each Right exercised under the notice, and such exercise shall be effective on the date described in Section 7(c) of the Plan. The Company shall have sixty (60) days after the date of exercise to deliver payment for the exercise of such Rights in the manner described in Section 3 hereof

     (e) CONTINUOUS EMPLOYMENT REQUIRED. Except as otherwise provided in this
Section 2, these Rights may not be exercised unless the Holder, at the time he or she exercises these Rights, is, and has been at all times since the date of grant of these Rights, an employee or director of one or more of the Company, a Parent Corporation or a Subsidiary (as such terms are defined in the Plan). For all purposes of these Rights, if these Rights shall be assumed or a new right substituted therefor in a transaction described in Section 13 of the Plan, employment by or service with such assuming or substituting corporation (hereinafter called the "SUCCESSOR CORPORATION") or by a Parent Corporation or a Subsidiary thereof (as defined in the Plan, respectively, but with the Successor Corporation substituted for the Company in such definitions) shall be considered for all purposes of these Rights to be employment by the Company, a Parent Corporation or a Subsidiary, as the case may be.

     (f) TERMINATION OF EMPLOYMENT. Subject to Section 2(h) below, if the Holder ceases to be an employee and/or director of the Company, a Parent Corporation or Subsidiary for any reason other than death or disability or a discharge for "cause," as provided in Section 2(i) below, the right to exercise these Rights shall terminate three months after such cessation (but in no event after the Expiration Date).

     (g) EXERCISE PERIOD UPON DEATH OR DISABILITY. Except as otherwise provided in Sections 2(a), 2(b) and 2(h), if the Holder dies or becomes disabled (within the meaning under the Plan) prior to the Expiration Date, while he or she is an employee or director of the Company, a Parent Corporation or a Subsidiary, or if the Holder dies within three months after the Holder ceases to be an employee or director of any of the foregoing entities (other than as the result of a discharge for "CAUSE" as specified in Section 2(i) below), these Rights shall be exercisable, within the period of one year following the date of death or disability of the Holder (but in no event after the Expiration Date), by the Holder (or the Holder's legal representative in event of legal incapacity) or by the person to whom these Rights are transferred by will or the laws of descent and distribution. Except as otherwise indicated by the context, the term "HOLDER," as used in these Rights, shall be deemed to include the estate of the Holder, or any person who acquires the right to exercise these Rights by reason of legal incapacity or by bequest or inheritance or otherwise by reason of the death of the Holder.

     (h) TERMINATION OF UNVESTED OPTIONS. As described above, if this Right or a portion thereof is vested on or before the date on which the Holder ceases to be an employee or director of the Company (the "TERMINATION DATE"), but not exercised during the applicable time period specified in Section 2(f) or 2(g) above, the Right or portion thereof shall be deemed terminated at the end of the applicable time period. However, if this Right or a portion thereof is not vested, and will not become vested based on the vesting schedule referred to in
Section 2(b) above, on or before the Termination Date, the Right or portion thereof shall be deemed terminated on the earlier of (i) the Termination Date or
(ii) the date of the Holder's last day of active work at the Company (which, in the case of a lay-off, shall be the effective date of the layoff).

     (i) DISCHARGE FOR CAUSE. If the Holder, prior to the Expiration Date, ceases his or her employment or directorship with the Company, a Parent Corporation or a Subsidiary because he or she is discharged for "CAUSE" (as defined below), the right to exercise these Rights shall terminate immediately upon such cessation of employment. "CAUSE" shall mean willful misconduct in connection with the Holder's services to the Company, Parent Corporation or a Subsidiary or willful failure to perform his or her responsibilities in the best interests of such corporation, as determined by the Company, which determination shall be conclusive.

3.   PAYMENT BY COMPANY UPON EXERCISE OF RIGHTS

     (a) PAYMENT IN CASH. Except as otherwise permitted under Section 3(b), within sixty days after the exercise of the Rights by the Holder, the Company shall deliver to the Holder a lump sum cash payment to which the Holder is entitled pursuant to Sections I and 2 hereof.

     (b) ELECTIVE PAYMENT IN STOCK. Notwithstanding Section 3(a), to the extent permitted under Section 6 of the Plan, the Company may elect to pay up to 100% of the amount payable upon exercise of the Rights in shares of Common Stock, rather than cash, based on the Fair Value of such shares as of the date of exercise. Such shares shall be deliverable by the Company within sixty days after the date of exercise. Notwithstanding anything in the foregoing to the contrary, the Company, in its discretion, may pay any cash amount payable in non-increasing annual installments over a period not exceeding - years from the Exercise Date, with interest at the "APPLICABLE FEDERAL RATE," as set forth in
Section 1274 of the

Internal Revenue Code of 1986, as amended (the "CODE"). Interest shall begin to accrue on the 61st day after the date of exercise.

4.   DELIVERY OF SHARES

     The Company shall make delivery of any shares of Common Stock deliverable with respect to Rights that the Holder has exercised; PROVIDED that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action. No shares shall be issued and delivered upon exercise of any Right unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

5.   NON-TRANSFERABILITY OF RIGHTS

     Except as provided in Section 2(g), these Rights are personal and no rights granted under this Rights Agreement may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), except by will or the laws of descent and distribution, nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt impermissibility to transfer, assign, pledge, hypothecate or otherwise dispose of these Rights or of any rights granted hereunder contrary to the provisions hereof, or upon the levy of any attachment or similar process upon these Rights or such rights, these Rights shall, at the election of the Company, become null and void.

6.   NO SPECIAL EMPLOYMENT RIGHTS

     Nothing contained in the Plan or this Rights Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any Parent Corporation or Subsidiary to continue the employment or services of the Holder for the period under which these Rights may be exercised. However, during the period of the Holder's employment or performance of services, the Holder shall render diligently and faithfully the services which are assigned from time to time by the Board of Directors or by the executive officers of the Company or any Parent Corporation or Subsidiary and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the foregoing entities.

7.   RIGHTS AS A STOCKHOLDER

     The Holder shall have no rights as a stockholder of the Company with respect to any shares which may be issued upon the exercise of these Rights unless and until certificates representing such shares are duly issued to the Holder. Except as expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on such stock certificate.

8.   RECAPITALIZATION

     In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of Rights to which this Rights Agreement pertains. No such adjustment shall be made which would constitute a grant of additional benefits to the Holder.

9.   REORGANIZATION

     In the event the Company is merged or consolidated with another corporation other than an Affiliate and the Company is not the surviving corporation, or in the event all or substantially all of the assets of the Company or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation other than an Affiliate, or in the event there is a reorganization or liquidation of the Company prior to the Expiration Date or termination of these Rights, the Holder shall, with respect to these Rights or any unexercised portion thereof, be entitled to the rights and benefits, and be subject-to the limitations, set forth in Section 13 of the Plan.

10.  WITHHOLDING TAXES

     The Company's obligation to deliver cash or shares upon the exercise of these Rights shall be subject to the Holder's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

11.  HOLDER REPRESENTATIONS; LEGEND

     (a) REPRESENTATIONS. The Holder represents, warrants and covenants that he or she has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of any investment in the Company that might result from the grant or exercise of these Rights. The Holder understands that there may be restrictions on his or her ability to resell any shares acquired on exercise of these Rights, including but not limited to insider trading laws and the Company's insider trading policy, as well as other restrictions that will apply if the Holder is an "AFFILIATE" OF THE COMPANY." By exercising these Rights or any part thereof, the Holder, shall be deemed to have reaffirmed, as of the date of such exercise, the representations made in this
Section 11.

     (b) LEGEND ON STOCK CERTIFICATE. The Holder understands that, pursuant to the Company's Restated Certificate of Incorporation, any shares of Common Stock owned by a "RESTRICTED FOREIGN HOLDER" (as defined in the Restated Certificate of Incorporation) shall not be entitled to vote on any matter submitted to a vote of stockholders. Accordingly, all stock certificates representing shares of Common Stock issued to the Holder upon exercise of the Rights shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED PURSUANT TO THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION TO THE EFFECT THAT THE VOTING RIGHTS OF CERTAIN HOLDERS OF THE CORPORATION'S SECURITIES MAY BE NULLIFIED IN THE EVENT OF ANY INQUIRY OR DETERMINATION BY THE U.S. DEPARTMENT OF DEFENSE REGARDING FOREIGN OWNERSHIP OF THE CORPORATION AND ITS POSSIBLE EFFECTS ON NATIONAL SECURITY."

12.  MISCELLANEOUS

     (a) Except as provided herein or in the Plan, this Agreement shall not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Holder.

     (b) All notices under this Agreement shall, unless otherwise provided herein, be mailed or delivered by hand to the parties at their respective addresses set forth in the Grant and Acknowledgment or at such other address as may be designated in writing by either of the parties to the other.

     (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     (d) This Agreement shall be binding upon and inure to the heirs, successors and assigns of the Holder (subject, however, to the limitations set forth herein with respect to assignment of the Rights or rights therein) and the Company and shall be construed in a manner that is consistent with the provisions of the Plan.

     EXHIBIT D

                                AMPEX CORPORATION

                 NON-TANDEM STOCK APPRECIATION RIGHTS AGREEMENT

                            GRANT AND ACKNOWLEDGMENT

     AMPEX CORPORATION, a Delaware corporation (the "COMPANY"), hereby grants non-tandem stock appreciation rights ("RIGHTS"), pursuant to the Company's 1992 Stock Incentive Plan, as amended (the "PLAN") with respect to shares of the Company's Class A Common Stock, $0.01 par value per share ("COMMON STOCK") as set forth below. These Rights are subject to the terms and conditions attached hereto and the terms and conditions of the Plan.

     NAME OF HOLDER:
                                ------------------------------------------------
     NUMBER OF SHARES:
                                ------------------------------------------------
     DATE OF GRANT:
                                ------------------------------------------------
     FAIR VALUE PER SHARE
     ON DATE OF GRANT:
                                ------------------------------------------------

     VESTING SCHEDULE:

     Percentage of                      Date
     Rights Available for               Fully                 Expiration
     Exercise (Cumulative)              Vested                   Date
     ---------------------              ------                ----------

The Company has caused this Rights Agreement to be duly executed this ___ day of 20___.

     AMPEX CORPORATION
     1228 Douglas Avenue
     Redwood City, California 94063

     By:
        -------------------------------
        Name:
        Title:

                               HOLDER'S ACCEPTANCE

     I accept this Rights Agreement and agree to the terms and conditions attached hereto. I acknowledge receipt of a copy of the Plan, and I understand and agree that this Rights Agreement is not meant to interpret, extend, or change the Plan in any way, nor to represent the full terms of the Plan. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan as interpreted by the Company, the provisions of the Plan shall govern.

                                       Signature:
                                                 -------------------------------

                                       Address:
                                               ---------------------------------

                                       -----------------------------------------
                                      Date:
                                            ------------------------------------

                                AMPEX CORPORATION

                 NON-TANDEM STOCK APPRECIATION RIGHTS AGREEMENT

                              TERMS AND CONDITIONS

1.  GENERAL.

     The following terms and conditions apply to the Rights grant described in the Grant and Acknowledgment to which these terms and conditions are attached. These terms and conditions and the Grant and Acknowledgment together constitute this Non-Tandem Stock Appreciation Rights Agreement (the "AGREEMENT"). All undefined capitalized terms herein shall have the same meaning as set forth in the Grant and Acknowledgment and the Plan.

     Each Right entitles the Holder to a payment in cash (unless the Company elects otherwise pursuant to Section 3 hereof) equal to the excess of the Fair Value of one share of Class A Common Stock, $0.01 par value, of the Company ("COMMON STOCK") on the effective date of exercise of each such Right, over the Fair Value of such share on the date of grant (as shown on the Grant and Acknowledgment), subject to the terms and conditions of this Agreement and the Plan.

2.   EXERCISE OF RIGHTS AND PROVISIONS FOR TERMINATION

     (a) EXERCISABILITY OF RIGHTS. These Rights shall become exercisable in accordance with the schedule set forth in the Grant and Acknowledgment. Notwithstanding the foregoing, these Rights shall not be exercisable, and no shares of Common Stock shall be issued on exercise, unless such exercise is in compliance with the Securities Act of 1933, as amended, all other applicable laws and regulations (including state securities laws) and the requirements of any securities exchange on which the shares of Common Stock are listed.

     (b) EXPIRATION DATE. Except as otherwise provided in this Agreement, these Rights may not be exercised after the expiration date (hereinafter the "EXPIRATION DATE") that is set forth in the Grant and Acknowledgment.

     (c) EXERCISE PROCEDURE. Subject to the conditions set forth in this Agreement and, if applicable, Section 9 of the Plan, these Rights shall be exercised by the Holder's delivery of written notice of exercise to the Secretary of the Company, specifying the number of Rights to be exercised, and such exercise shall be effective on the date described in Section 8(c) of the Plan. The Company shall have sixty (60) days after the date of exercise to deliver payment for the exercise of such Rights in the manner described in
Section 3 hereof.

     (d) CONTINUOUS EMPLOYMENT REQUIRED. Except as otherwise provided in this
Section 2, these Rights may not be exercised unless the Holder, at the time he or she exercises these Rights, is, and has been at all times since the date of grant of these Rights, an Eligible Participant (as such term is defined in Section 8(b) of the Plan). For all purposes of these Rights, if these Rights shall be assumed or a new right substituted therefor in a transaction described in Section 14 of the Plan, employment by or service with such assuming or substituting corporation (hereinafter called the "SUCCESSOR CORPORATION") or by a Parent Corporation or a Subsidiary thereof (as defined in the Plan, respectively, but with the Successor Corporation substituted for the Company in such definitions) shall be considered for all purposes of these Rights to be employment by the Company, a Parent Corporation or a Subsidiary, as the case may be.

     (e) TERMINATION OF EMPLOYMENT. Subject to Section 2(g) below, if the Holder ceases to be an Eligible Participant for any reason other than death or disability or a discharge for "CAUSE," as provided in Section 2(h) below, the right to exercise these Rights shall terminate three months after such cessation (but in no event after the Expiration Date).

     (f) EXERCISE PERIOD UPON DEATH OR DISABILITY. Except as otherwise provided in Sections 2(a), 2(b) and 2(g), if the Holder dies or becomes disabled (within the meaning under the Plan) prior to the Expiration Date, while he or she is an Eligible Participant, or if the Holder dies within three months after the Holder ceases to be an Eligible Participant (other than as the result of a discharge for "CAUSE" as specified in Section 2(h) below), these Rights shall be exercisable, within the period of one year following the date of death or disability of the Holder (but in no event after the Expiration Date), by the Holder (or the Holder's legal representative in event of legal incapacity) or by the person to whom these Rights are transferred by will or the laws of descent and distribution. Except as otherwise indicated by the context, the term "HOLDER," as used in these Rights, shall be deemed to include the estate of the Holder, or any person who acquires the right to exercise these rights by reason of legal incapacity or by bequest or inheritance or otherwise by reason of the death of the Holder.

     (g) TERMINATION OF UNVESTED OPTIONS. As described above, if this Right or a portion thereof is vested on or before the date on which the Holder ceases to be an Eligible Participant (the "TERMINATION DATE"), but not exercised during the applicable time period specified in Section 2(e) or 2(f) above, the Right or portion thereof shall be deemed terminated at the end of the applicable time period. However, if the Right or a portion thereof is not vested, and will not become vested based on the vesting schedule referred to in Section 2(a) above, on or before the Termination Date, the Right or portion thereof shall be deemed terminated on the earlier of (i) the Termination Date or (ii) the date of the Holder's last day of active service with the Company, a Parent Corporation or a Subsidiary, as the case may be (which, in the case of a lay-off, shall be the effective date of the layoff).

     (h) DISCHARGE FOR CAUSE. If the Holder, prior to the Expiration Date, ceases his or her status as an Eligible Participant because he or she is discharged for "CAUSE" (as defined below), the right to exercise these Rights shall terminate immediately upon such cessation of service. "CAUSE" shall mean willful misconduct in connection with the Holder's services to the Company, Parent Corporation or a Subsidiary or willful failure to perform his or her responsibilities in the best interests of such corporation, as determined by the entity, which determination shall be conclusive.

3.   PAYMENT BY COMPANY UPON EXERCISE OF RIGHTS.

     (a) PAYMENT IN CASH. Except as otherwise permitted under Section 3(b), within sixty days of exercise of the Rights by the Holder, the Company shall deliver to the Holder a lump sum cash payment to which the Holder is entitled pursuant to Sections 1 and 2 hereof.

     (b) ELECTIVE PAYMENT IN STOCK. Notwithstanding Section 3(a), to the extent permitted under Section 7(c) of the Plan, the Company may elect to pay up to 100% of the amount payable upon exercise of the Rights in shares of Common Stock (rather than cash), based on the Fair Value of such shares as of the date of exercise. Such shares shall be deliverable by the Company within sixty days after the date of exercise. Notwithstanding anything in the foregoing to the contrary, the Company, in its discretion, may pay any cash amount payable in non-increasing annual installments over period not exceeding ___ years from the Exercise Date, with interest at the "APPLICABLE FEDERAL RATE," as set forth in
Section 1274 of the Internal Revenue Code of 1986, as amended (the "CODE"). Interest shall begin to accrue on the 61st day after the date of exercise.

4.   DELIVERY OF SHARES

     The Company shall make delivery of any shares of Common Stock deliverable with respect to Right that the Holder has exercised; PROVIDED THAT if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action. No shares shall be issued and delivered upon exercise of any Right unless and until, in the opinion of counsel for the Company, any application registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

5.   NON-TRANSFERABILITY OF RIGHTS.

     Except as provided in Section 2(f), these Rights are personal and no rights granted under this Rights Agreement may be transferred, assigned, pledge or hypothecated in any way (whether by operation of law or otherwise), except by will or the laws of descent and distribution, nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt impermissibly to transfer, assign, pledge, hypothecate or otherwise dispose of these Rights or of any rights granted hereunder contrary to the provisions hereof, or upon the levy of any attachment or similar process upon these Rights or such rights, these Rights shall, at the election of the Company, become null and void.

6.   NO SPECIAL EMPLOYMENT RIGHTS

     Nothing contained in the Plan or this Right Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any Parent corporation or Subsidiary to continue the employment or services of the Holder for the period under which these Rights may be exercised. However, during the period of the Holder's employment or performance of services, the Holder shall render diligently and faithfully the services which are assigned from time to time by the Board of Directors or by the executive officers of the Company or any Parent Corporation or Subsidiary and shall at no time take any action which directly or indirectly would be inconsistent with the best interest of the foregoing entities.

7.   RIGHTS AS A STOCKHOLDER

     The Holder shall have no rights as a stockholder of the Company with respect to any shares which may be issued upon the exercise of these Rights unless and until certificates representing such shares are duly issued to the Holder. Except as expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on such stock certificate.

8.   RECAPITALIZATION

     In the event that the outstanding shares of Commons Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of Rights to which this Rights Agreement pertains. No such adjustment shall be made which would constitute a grant of additional benefits to the Holder.

9.   REORGANIZATION

     In the event the Company is merged or consolidated with another corporation other than an Affiliate and the Company is not the surviving corporation, or in the event all or substantially all of the assets of the Company or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation other than an Affiliate, or in the event there is a reorganization or liquidation of the Company prior to the Expiration Date or termination of these Rights, the Holder shall, with respect to the Rights or any unexercised portion thereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 13 of the Plan.

10.  WITHHOLDING TAXES

     The Company's obligation to deliver cash or shares upon the exercise of these Rights shall be subject to the Holder's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

11.  HOLDER REPRESENTATIONS; LEGEND

     (a) REPRESENTATIONS. The Holder represents, warrants and covenants that he or she has had such opportunity a she or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of any investment in the Company that might result from the grant or exercise of these Rights. The Holder understands that there may be restrictions on his or her ability to resell any shares acquired on exercise of these Rights, including but not limited to insider trading laws and the Company's insider trading policy, as well as other restrictions that will apply if the Holder is an "AFFILIATE" of the Company. By exercising these Rights or any part thereof, the Holder shall be deemed to have reaffirmed, as of the date of such exercise, the representations made in this
Section 11.

     (b) LEGEND ON STOCK CERTIFICATE. The Holder understands that, pursuant to the Company's Restated Certificate of Incorporation, any shares of Common Stock owned by a "RESTRICTED FOREIGN HOLDER" (as defined in the Restated Certificate of Incorporation) shall not be entitled to vote on any matter submitted to a vote of exercise of the Rights shall have affixed thereto to a legend substantially in the following form, in addition to any other legends required by applicable state law:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED PURSUANT TO THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION TO THE EFFECT THE VOTING RIGHTS OF CERTAIN HOLDERS OF THE CORPORATION'S SECURITIES MAY BE NULLIFIED IN THE EVENT OF ANY INQUIRY OR DETERMINATION BY THE U.S. DEPARTMENT OF DEFENSE REGARDING FOREIGN OWNERSHIP OF THE CORPORATION AND ITS POSSIBLE EFFECTS ON NATIONAL SECURITY."

12.  MISCELLANEOUS

     (a) Except as provided herein or in the Plan, this Agreement shall not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Holder.

     (b) All notices under this Agreement shall, unless otherwise provided herein, be mailed or delivered by hand to the parties at their respective addressed set forth the Grant and Acknowledgment or at such other address as may be designated in writing by either of the parties to the other.

     (c) This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     (d) This Agreement shall be binding upon and inure to the heirs, successors and assigns of the Holder (subject, however, to the limitations set forth herein with respect to assignment of the Rights or rights therein) and the Company and shall be construed in a manner that is consistent with the provisions of the Plan.

                                   PROXY CARD

                         PLEASE DATE, SIGN AND MAIL YOUR
                       PROXY CARD BACK AS SOON AS POSSIBLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                AMPEX CORPORATION

                                  May 24, 2002

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

     PLEASE MARK YOUR VOTES
/X/  AS IN THIS EXAMPLE

                  FOR the nominee         WITHHOLD Authority to vote for
                  listed at right         the nominee at right
1.   ELECTION OF                  / /                      / /            NOMINEE: DOUGLAS T. MCCLURE, JR.
     CLASS II
     DIRECTOR

                                                           FOR            AGAINST       ABSTAIN
2.   PROPOSAL TO AMEND 1992 STOCK                          / /            / /           / /
     INCENTIVE PLAN TO EXTEND THE PLAN
     UNTIL NO LATER THAN MAY 23, 2012

                                                           FOR            AGAINST       ABSTAIN
3.   PROPOSAL TO RATIFY THE SELECTION                      / /            / /           / /
     OF PRICEWATERHOUSECOOPERS LLP
     AS INDEPENDENT PUBLIC ACCOUNTANTS
     FOR THE 2002 FISCAL YEAR
                                                    I PLAN TO ATTEND MEETING / /

The undersigned acknowledges receipt of (a) the Notice of 2002 Annual Meeting of Stockholders, (b) the accompanying Proxy Statement and (c) the Company's 2001 Annual Report.

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

SIGNATURE              DATE       ,2002  SIGNATURE              DATE      , 2002
         -------------      ------                -------------     ------
                                        Signature if held jointly

PROXY INSTRUCTIONS:

1. Please sign exactly as the name or names appear on your stock certificate (as indicated hereon).
2. If the shares are issued in the name of two or more persons, all of them must sign the proxy.
3. A proxy executed by a corporation must be signed in its name by an authorized officer.
4. Executors, administrators, trustees and partners should indicate their capacity when signing.

                                AMPEX CORPORATION

                           CLASS A COMMON STOCK PROXY

               FOR ANNUAL MEETING OF STOCKHOLDERS ON MAY 24, 2002

     The undersigned hereby appoints Edward J. Bramson and Craig L. McKibben, or either of them, each with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders of AMPEX CORPORATION to be held at the Westin St. Francis Hotel, 335 Powell Street, San Francisco, California on May 24, 2002 at 9:00 a.m., and any adjournments thereof, and to vote the number of shares of the CLASS A COMMON STOCK OF AMPEX CORPORATION that the undersigned would be entitled to vote if personally present.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMPEX CORPORATION. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR ELECTION NAMED ON THE REVERSE AND FOR PROPOSAL 2 AND PROPOSAL 3.

     IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF TO THE EXTENT AUTHORIZED BY RULE 14a-4(c) PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION AND BY APPLICABLE STATE LAWS (INCLUDING MATTERS THAT THE PROXY HOLDERS DO NOT KNOW, A REASONABLE TIME BEFORE THIS SOLICITATION, ARE TO BE PRESENTED).

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE